UNITED STATES

SECURITIES AND EXCHANGE COMMISSIONPRIVATE

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Soliciting Material under Rule 14a-12

QNB Corp.

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Proxy Statement

April 30, 2026

P.O. Box 9005 Quakertown, PA 18951-9005 TEL (215)538-5600 FAX (215)538-5765

April 30, 2026

Dear Fellow Shareholder:

You are invited to attend QNB Corp.’s 2026 Annual Meeting of Shareholders on Tuesday, June 9, 2026. The meeting will be held at The Centennial Catering & Conference Center, located at 3350 Center Valley Parkway, Center Valley, Pennsylvania, 18034, at 11:00 a.m., Eastern time. Enclosed are the notice of the annual meeting, proxy statement, proxy card, and shareholder luncheon invitation for the annual meeting. Our 2025 Annual Report on Form 10-K accompanies these enclosures.

At this year’s annual meeting, you are being asked to elect the four Class II director nominees of the Board of Directors, to approve the QNB Corp. 2026 Employee Stock Purchase Plan, and to ratify the Audit Committee’s appointment of Baker Tilly US, LLP as QNB Corp.’s independent registered public accounting firm for 2026. These proposals are fully described in the accompanying proxy statement, which you are urged to read carefully.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY ENDORSED THE NOMINEES FOR ELECTION. WE RECOMMEND THAT YOU VOTE “FOR” ALL FOUR NOMINEES, "FOR" THE APPROVAL OF THE 2026 QNB CORP EMPLOYEE STOCK PURCHASE PLAN, AND “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning your proxy card in the enclosed envelope or by voting on-line per instructions on your proxy card.

If you have any questions regarding the annual meeting, please contact Suzanne Weisberg at (215) 538-5600, extension 5677.

Thank you for your cooperation and continuing support.

Sincerely,

David W. Freeman

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

QNB CORP.

TO BE HELD ON JUNE 9, 2026

TO OUR SHAREHOLDERS:

The 2026 Annual Meeting of the Shareholders of QNB Corp. will be held at The Centennial Catering & Conference Center, located at 3350 Center Valley parkway, Center Valley, Pennsylvania, 18034, beginning at 11:00 a.m., Eastern time, for the purpose of considering and acting upon the following matters:

(1)
election of the four Class II director nominees of the Board of Directors;
(2)
approval of the QNB Corp. 2026 Employee Stock Purchase Plan;
(3)
ratification of the appointment of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2026; and
(4)
such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on April 10, 2026 as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting, either in person or by proxy.

All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, you are requested to complete, date and sign the proxy card, and return it promptly in the enclosed envelope provided or vote online. At any time prior to the proxy being voted, it is revocable by written notice to QNB Corp. in accordance with the instructions set forth in the enclosed proxy statement, including by voting at the meeting in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 9, 2026: Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2026 Annual Meeting of Shareholders are available on the Internet. The proxy statement, the proxy card and the 2025 Annual Report to Shareholders on Form 10-K can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/.

If you plan to attend the annual meeting, please bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date.

By Order of the Board of Directors,

Suzanne B. Weisberg

Secretary

Quakertown, Pennsylvania

April 30, 2026

QNB Corp.

15 North Third Street

P.O. Box 9005

Quakertown, Pennsylvania 18951

(215) 538-5600

PROXY STATEMENT

2026 Annual Meeting of Shareholders – JUNE 9, 2026

This proxy statement is being furnished to holders of the common stock, par value $0.625 per share, of QNB Corp. (herein referred to as QNB) in connection with the solicitation of proxies by the Board of Directors for use at the 2026 Annual Meeting of Shareholders.

As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the annual meeting other than that referred to in the accompanying Notice of Annual Meeting and described in this proxy statement. As to other business, if any, properly presented at the annual meeting, executed proxies will be voted in accordance with the judgment of the person or persons voting the proxy upon the recommendation of the Board of Directors.

The cost of solicitation of proxies will be paid by QNB. QNB will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of QNB’s common stock. In addition to solicitations by mail, directors, officers, and employees of QNB and QNB Bank (herein referred to as the Bank) may solicit proxies personally, by telephone or other electronic means without additional compensation.

These proxy materials are first being mailed to shareholders on or about April 30, 2026.

Date, Time and Place of Meeting

QNB’s Annual Meeting of Shareholders will be held on Tuesday, June 9, 2026, beginning at 11:00 a.m., Eastern time. The meeting will be held at The Centennial Catering & Conference Center, located at 3350 Center Valley Parkway, Center Valley, Pennsylvania, 18034.

Outstanding Securities; Quorum; Voting Rights; and Record Date

The close of business on April 10, 2026 was fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting. As of the close of business on the record date, QNB had 4,993,046 shares of common stock issued and outstanding.

Shareholders are entitled to one vote for each share of common stock held of record on the record date with respect to each matter to be voted on at the annual meeting. Shareholders do not have cumulative voting rights in elections of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock on the record date is necessary to constitute a quorum at the annual meeting. We intend to count as present: (i) shares present in person but not voting; (ii) shares for which we have received proxies but for which the holders of such shares have withheld votes or abstained; and (iii) shares represented by proxies returned by a broker holding shares for a beneficial owner in nominee or "street" name even if the shares are not entitled to be voted on a particular proposal because the nominee does not have discretionary voting authority with respect to that proposal and has not received instructions from the beneficial owner (commonly referred to as “broker non-votes”).

QNB’s Bylaws and Pennsylvania law govern the vote needed to elect directors and approve the other matters to be considered at the annual meeting. In the case of the election of the Class II directors, assuming the presence of a quorum, the four candidates receiving the highest number of votes will be elected to the Board of Directors. Assuming the presence of a quorum, a majority of the votes cast at the meeting is required to approve the QNB Corp. 2026 Employee Stock Purchase Plan, and to ratify the appointment of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2026. Because they are not considered votes cast, abstentions and broker non-votes have no effect on the matters to be considered at the annual meeting.

You may not vote your shares held by a broker in nominee or “street” name at the annual meeting unless you obtain a legal proxy from your broker or holder of record.

Solicitation of Proxies

The Board of Directors is soliciting proxies for use at QNB’s 2026 Annual Meeting of Shareholders.

Voting and Revocability of Proxies

Shares of common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on the proxies, the shares will be voted FOR the election of QNB’s nominees to the Board of Directors, FOR approval of the QNB Corp. 2026 Employee Stock Purchase Plan, and FOR ratification of the appointment of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2026. The Board of Directors does not anticipate that any matters will be presented at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the annual meeting, proxies will be voted at the discretion of the proxy holders as to such matters upon the recommendation of the Board of Directors.

A shareholder of record who executes and returns a proxy has the power to revoke it at any time before it is voted by delivering to Suzanne B. Weisberg, Secretary of QNB, at the offices of QNB, at 320 West Broad Street, P.O. Box 9005 Quakertown, Pennsylvania 18951, either a written notice of the revocation or a duly executed later-dated proxy, or by attending the annual meeting and voting after giving notice to the Secretary in writing or by electronic transmission.

PROPOSAL 1

ELECTION OF THE FOUR CLASS II DIRECTOR NOMINEES

The Board of Directors

QNB’s Articles of Incorporation and Bylaws provide that the Board of Directors consists of no less than seven or no more than fifteen members divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. The directors constituting Class II have been nominated for re-election at the annual meeting. The Directors in Class III will hold office until the 2027 annual meeting and the Directors in Class I will hold office until the 2028 annual meeting.

The Class II Director Nominees of the Board of Directors

At the annual meeting, four Class II directors will be elected. Each director so elected will hold office until the 2029 Annual Meeting of Shareholders and until his or her successor in office is duly qualified and elected.

To the extent given discretion, the persons named in the accompanying proxy intend to vote FOR each of the nominees listed below. Each nominee has consented to being nominated as a director and, as far as the Board of Directors and management of QNB are aware, will serve as a director if elected. In the event that any nominee should decline to serve or be unable to serve, the persons named in the accompanying proxy may vote for the election of such person or persons as the Board of Directors recommends.

Set forth on the following pages, we include the following information with respect to each director and director nominee:

•
their names and ages;
•
the years they first became directors of QNB and the Bank;
•
their principal occupations and other directorships over the past five years; and
•
a brief discussion of the specific experience, qualifications, attributes or skills that led to our Board’s conclusion that the person should serve as a director.

Voting Requirements

The three director candidates are required to be elected by a plurality of the total votes cast. Thus, the three persons receiving the highest number of votes will be elected. Votes may be cast in favor or withheld for any or all of the nominees.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH OF THESE NOMINEES BE ELECTED AS A CLASS II DIRECTOR.

Current Class II Directors and Nominees for Three Year Term Expiring in 2029 (Class II Directors)

Laurie A. Bergman

Director of QNB and the Bank since 2020

Age 48

Ms. Bergman is Chief Financial Officer of Legacy Food Group (July 1, 2024, to present) and serves as a Director and Audit Committee chair for ARQ. Inc. (June 2023 to present). She previously served as Chief Financial Officer at Liquid Environmental Solutions (June 2021 to June 2024). Prior to these roles, she served as Vice President, Chief Accounting Officer, and Corporate Controller of UGI Corporation (February 2019 to May 2021) and served in various roles at AmeriGas Propane, Inc., including Chief Accounting Officer and Corporate Controller (2016 to 2019), Group Director – Financial Planning and Operations (2014 to 2016), Group Director of Financial Planning and Revenue Management (2013 to 2014), Director of Financial Analysis and Planning (2012 to 2013), Assistant Controller (2011 to 2012), and Manager – Disbursements (2006 – 2011), and as a Financial Analysis Specialist and a Disbursement Operations Manager at CIGNA Corporation (2001 to 2005). Ms. Bergman’s educational background includes a Bachelor of Business Administration degree in Finance and a Master of Business Administration from Temple University. Ms. Bergman’s leadership of corporate accounting functions in large publicly traded organizations gives her the qualifications and skills to serve as a director of QNB.

Randy S. Bimes

Chairman of the Board since 2024

Director of QNB and the Bank since 2020

Age 64

Dr. Bimes is the Medical Director and managing partner at Quakertown Veterinary Clinic (August 1996-Present). He cofounded and served as Vice President of Operations at MAVANA, a national group of veterinary practices (December 2016-October 2020). Dr. Bimes is Chair of the Medical Advisory Board of Community Veterinary Partners (2016-Present), and he serves as a Director on the Terra Med Real Estate Investment Trust Board. Dr. Bimes' educational background includes a Doctorate in Veterinary Medicine from the University of Illinois College of Veterinary Medicine. His experience in business operations, strategic planning, and business consolidation, along with his role in the community, give Dr. Bimes the qualifications and skills to serve as chairman of the QNB Board of Directors.

Kenneth F. Brown, Jr.

Director of QNB and the Bank since 1993

Age 70

Mr. Brown is the President of McAdoo & Allen, Inc., a manufacturer of pigment dispersions and high-performance coatings (September 1989 to present). Mr. Brown also serves or has served as a Director and Trustee for various local nonprofit organizations including the Upper Bucks YMCA and St. Luke’s Quakertown Hospital. The Board believes that Mr. Brown’s success in building and managing McAdoo and Allen, Inc. along with his prominent role in the community and years of service as a director of QNB give Mr. Brown the qualifications and skills to serve as a director of QNB.

Randall E. Stauffer

Director of QNB and the Bank since January 1, 2026

Age 37

Mr. Stauffer is the Vice President of Sales and is a fifth-generation co-owner of Stauffer Glove & Safety, a nationwide distributor of personal protective equipment. The company operates nine warehouses across the United States and employs more than 250 team members. A graduate of the University of Richmond, he earned a Bachelor of Science in Leadership Studies in 2010 and later received his Master of Business Administration from Villanova University in 2016. Mr. Stauffer also serves on the Board of Trustees for St. Luke's - Upper Bucks Campus. The Board believes that Mr. Stauffer's diverse business experience and his community service provide the qualifications and skills to serve as a director of QNB.

Continuing Directors Serving Until 2027 (Class III Directors)

Gerald E. Gorski

Director of QNB and the Bank since 2024

Age 65

Mr. Gorski is President of Gorski Engineering, Inc. (November 2003 to present). Mr. Gorski attended Clarkson University where he earned his Bachelor of Science degree in Civil and Environmental Engineering. He is a Professional Engineer involved in land development and building design and serves Pennsylvania and New Jersey. Mr. Gorski serves as Chairman of Montgomery County Development Corporation (2020 to present) and as Vice Chairman for Montgomery County Foundation (2017-present). The Board believes that Mr. Gorski’s commercial engineering knowledge including extensive experience in QNB's market area provide the qualifications and skills for him to serve as a QNB director.

Kevin L. Johnson

Director of QNB and the Bank since April 1, 2026

Age 67

Mr. Johnson is the president and founder of Traffic Planning and Design, Inc. (TPD), an Engineering News-Record 400 company ranked as the 372nd-largest architecture or engineering firm in the country in 2025. He was one of the founders of Victory Bank and served on its Board of Directors. Currently, Mr. Johnson is a member of the Board of Directors for several other organizations, including the Southeastern Pennsylvania Transportation Authority (SEPTA) and the Associated Pennsylvania Constructors of PA (APC). In his board capacity at SEPTA, he serves as Chairman of the Pension Committee and Change Order Subcommittee. He is a member of the Institute of Transportation Engineers. Mr. Johnson is a past president of the American Society for Highway Engineers, Delaware Valley. He is the only engineer to have served on the Transportation Transition teams for both Governors Corbett and Wolf. Mr. Johnson is a graduate of the University of Pennsylvania with a Bachelor of Science in Civil and Urban Engineering, and he holds a Master of Science degree in Civil Engineering from Villanova University. The Board believes that Mr. Johnson’s extensive bank and other board experience, coupled with his expertise in planning and company management, qualify him to serve as a QNB director.

Jennifer L. Mann

Director of QNB and the Bank since 2015

Age 56

Ms. Mann is the founder and President of JL Mann Consulting, LLC, a firm that provides customized business solutions to a wide array of companies. Elected to serve Allentown, Ms. Mann was a state representative from 1998 to 2012. As a member of the National Democratic Leadership Council (DLC) Leadership Team, Ms. Mann served as chairwoman of the DLC’s State Legislative Advisory Board. Prior to serving in the House, Ms. Mann launched and managed a successful wireless telecommunications business in Allentown. Ms. Mann also serves on several community and nonprofit boards, including the Lehigh Valley Community Foundation board, the Arthritis Foundation of the Lehigh Valley, and the executive board of the Minsi Trails Council of the Boy Scouts of America. Ms. Mann earned degrees in government and economics from Lehigh University. The Board believes that Ms. Mann’s business experience, combined with her legislative background and her legislative focus on business-friendly economic policies, give her a unique understanding of the challenges and opportunities associated with entrepreneurship and business leadership, provide the qualifications and skills to serve as a QNB director.

Scott R. Stevenson

Director of QNB and the Bank since 2015

Age 65

Mr. Stevenson was appointed President/CEO of Phoebe Ministries in June 2008 and also served as the organization’s Chief Financial Officer from 2006 to 2017. In addition, he serves as President of the organization’s Reciprocal Risk Retention Group. Prior to his appointment with Phoebe Ministries, Mr. Stevenson was the Chief Financial Officer of Graduate Hospital, Philadelphia, Pennsylvania, and prior to that served as Vice President of Financial Operations for Diakon Lutheran Social Ministries. He holds a Bachelor’s Degree in Accounting and a Master of Business Administration in Healthcare Systems Management. Mr. Stevenson serves or served on several boards, including CHHSM (Council for Health and Human Service Ministries), Highmark Blue Shield Regional Advisory Board, QNB Regional Advisory Board, New Life Bible Fellowship Elder Board, and Leading Age PA as Board Trustee. The Board believes that Mr. Stevenson’s extensive senior managerial experience, including his financial accounting background and experience, provide the qualifications and skills for him to serve as a QNB director.

Continuing Directors Serving Until 2028 (Class I Directors)

Autumn R. Bayles

Director of QNB and the Bank since December 2012

Age 55

Ms. Bayles is Executive Vice President of Global Supply Chain and GPO’s for Aramark Corp., a global food and facilities company (September 2023-present). Prior to that, Ms. Bayles served as Senior Vice President of Global Supply Chain (August 2018 to September 2023). Ms. Bayles served as Aramark Corp’s Vice President of Global Operational Excellence (March 2013 to August 2018) and Vice President of Strategic Development (October 2011 to March 2013). Before joining Aramark Corp., Ms. Bayles was Senior Vice President of Strategic Operations from 2006 to 2011 and Chief Information Officer from 2003 to 2006 for Tasty Baking Company, a consumer-packaged goods company. Ms. Bayles’ educational background includes a Bachelor of Science degree in industrial engineering from Lehigh University and a Master of Business Administration from the University of Pennsylvania’s Wharton School. Ms. Bayles’ career has focused on operational improvements and innovative growth opportunities leveraging technology and process changes. The Board believes that Ms. Bayles’ expertise in the areas of business strategy, operations, and technology, as well as her experience with a public company, gives her the qualifications and skills to serve as a QNB director.

David W. Freeman

Director of QNB since December 2012

Director of the Bank since 2010

Age 69

Mr. Freeman has been the Chief Executive Officer of QNB and the Bank from January 2013 to the present and the President of QNB and the Bank from September 2010 to the present. Mr. Freeman is responsible for the overall administration of the Bank, which includes financial performance, operations, regulatory compliance, and risk management. Prior to this, he also served as Chief Operating Officer of QNB and the Bank from September 2010 to December 2012. Before joining QNB, Mr. Freeman was the Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010. Mr. Freeman serves on several local boards, including Habitat for Humanity of Bucks County, Union Cemetery, Boy Scouts Minsi Trails, Bucks County Opportunity Council, and is the current President of The Chamber of Commerce for Greater Montgomery County. Past volunteer board appointments include United Way of Bucks County, St. Luke’s Upper Bucks, Upper Bucks YMCA, and Bucks County Symphony. Mr. Freeman’s educational background includes a Bachelor of Science degree in business management from Franklin University, a Master of Business Administration from The Ohio State University, and a graduate of ABA Stonier Graduate School of Banking. The Board believes Mr. Freeman’s career in banking, including his position as President and Chief Executive Officer of QNB and the Bank, gives him the qualifications and skills to serve as a QNB director.

Joseph W. Major

Director of QNB and the Bank since April 1, 2026

Age 70

Mr. Major was the Founder, Chairman, and Chief Executive Officer of The Victory Bank. Throughout his long career in financial services, he served as President and Chief Executive Officer of Patriot Bank Corp. and Patriot Bank, and as President of Vartan National Bank. He currently serves on the Board of Directors of the Federal Home Loan Bank of Pittsburgh, a position he has held since January 2022. He previously served as a director of The First National Bank of Liverpool and ETA, a bank data processing service bureau located in central Pennsylvania. Past board seats include the Pennsylvania Bankers Association and the Pennsylvania Bankers Service Corporation from 2010 to 2019, including a term as Chairman of the Pennsylvania Bankers Association. He also served as a director of the PA Bankers Advanced School of Banking and remains a long-standing faculty member, where he teaches leadership. Mr. Major earned a Bachelor of Science in Business Administration and a Juris Doctor from the University of Akron. He is also an honors graduate of the American Bankers Association’s Stonier Graduate School of Banking. The Board believes that Mr. Major’s expertise in banking, business strategy, board management, and leadership, as well as his experience managing a public company, qualify him to serve as a QNB director.

Ranajoy Ray-Chaudhuri

Director of QNB and the Bank since 2022

Age 50

Dr. Ray-Chaudhuri is Associate Professor of Economics and Finance at Muhlenberg College from August 2021 to present. Dr. Ray-Chaudhuri served as Assistant Professor of Economics and Finance at Muhlenberg College from August 2015 to July 2021. His educational background includes a masters and a doctorate in Economics from The Ohio State University. His teaching interests include Money and Banking, Macroeconomics and Development Economics, and his research focuses on the history of financial regulations, regulatory changes in the financial sector, central bank anatomy and the conduct of monetary policy, and the impact of financial development on economic growth. The Board believes that Dr. Ray-Chaudhuri’s knowledge and perspective of financial regulations, central banking and economic development give him the qualifications and skills to serve as a QNB director.

EXECUTIVE OFFICERS OF QNB AND/OR THE BANK

The following list sets forth the names of the executive officers of QNB, and other significant employees of the Bank, their respective ages, positions held, recent business experience with QNB and the Bank, and the period they have served in their respective capacities.

David W. Freeman

Age 69; Mr. Freeman has been the Chief Executive Officer of QNB and the Bank from January 2013 to the present and the President of QNB and the Bank from September 2010 to the present. Mr. Freeman is responsible for the overall administration of the bank, which includes financial performance, operations, regulatory compliance, and risk management. Prior to this, he also served as Chief Operating Officer of QNB and the Bank from September 2010 to December 2012. Before joining QNB, Mr. Freeman was the Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010.

Christopher T. Cattie

Age 53; Executive Vice President, Chief Operating Officer of the Bank since January 2025. In his role, Mr. Cattie is responsible for planning, overseeing, and managing the bank's information technology and infrastructure, deposit operations, loan operations, security, fraud, and compliance. Prior to this, he served as QNB's Executive Vice President, Chief Operations and Technology Officer from February 2016 to December 2024; Group Vice President of Information Technology for Bryn Mawr Trust Company from January 2015 to February 2016; Senior Vice President, Information Technology Director for Continental Bank, Plymouth Meeting, PA from March 2005 to December 2014.

Courtney L. Covelens

Age 44; Executive Vice President, Chief Retail Officer and Chief Business Banking Officer of the Bank since January 1, 2023. Ms. Covelens is responsible for planning, overseeing, and managing retail branch banking and business banking group. Prior to this, she served as QNB's Senior Vice President and Commercial Lending Officer from June 2014 to December 2022 and held various roles within the Retail Branch Banking from 2000 to 2014.

Jeffrey Lehocky

Age 59; Mr. Lehocky was appointed Executive Vice President and Chief Financial Officer at QNB Bank in November of 2022. In his role, Mr. Lehocky is responsible for planning, overseeing, and managing finance, accounting, treasury, credit, human resources, and investment management. Previously, he served as Managing Director, Head of Business and Risk Management, Global Transaction Bank for Mitsubishi UFJ Financial Group (MUFG). Prior to MUFG, he held various executive-level roles at Deutsche Bank in Finance and Business Operations.

Christina S. McDonald

Age 60; Executive Vice President, Chief Marketing Officer, and Chief Retail Lending Officer of the Bank since January 1, 2023. In her role, Ms. McDonald is responsible for planning, overseeing, and managing the marketing and retail lending groups. Prior to this, she served as Senior Vice President and Chief Marketing Officer for QNB from January 2022 to December 2022. Ms. McDonald held executive and leadership positions as Senior Vice President and Director of Marketing at Bryn Mawr Bank Corp from January 2017 to January 2022; Director of Retail Banking at Bryn Mawr Trust from 2015 to 2016; Contractor working on the Bryn Mawr Trust/Continental Bank merger 2014 to 2015; and the Executive Vice President/Chief Retail Banking Officer at Tomkins VIST Bank (formerly Leesport and Madison Bank) from 2002 to 2014. Ms. McDonald also worked as Senior Vice President at Dime Savings Bank of New York and CoreStates Bank, N.A.

Scott G. Orzehoski

Age 60; Executive Vice President, Chief Lending Officer of the Bank from July 2011 to present. Mr. Orzehoski is responsible for planning, overseeing, and managing commercial lending and the bank's commercial loan officers. Prior to this, he served as QNB's Senior Vice President, Chief Lending Officer of the Bank from February 2008 to June 2011; Senior Vice President, Commercial Lending Officer of the Bank from January 2002 to July 2011; Vice President, Commercial Lending Officer of the Bank from August 1997 to December 2001; Assistant Vice President, Commercial Lending Officer of the Bank from February 1996 to July 1997.

BENEFICIAL OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of April 10, 2026, the number of shares of common stock, par value $0.625 per share, beneficially owned by each current director and nominee for director, by each executive officer, and by all directors, nominees and executive officers of QNB and the Bank, as a group. Unless otherwise indicated, shares are held individually and not pledged as security. The address for each person is 320 West Broad Street, P.O. Box 9005, Quakertown, Pennsylvania 18951.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
Autumn R. Bayles	3,037		*
Laurie Bergman	1,973		*
Randy S. Bimes	266,299	(3)	5.33%
Kenneth F. Brown, Jr.	151,273	(4)	3.03%
Christopher T. Cattie	13,304	(5)	*
Courtney L. Covelens	9,927	(6)	*
David W. Freeman	38,557	(7)	*
Gerald E. Gorski	846		*
Kevin L. Johnson	19,905	(8)	*
Jeffrey Lehocky	8,451	(9)	*
Joseph W. Major	37,777	(10)	*
Jennifer L. Mann	10,309		*
Christina S. McDonald	4,345	(11)	*
Scott G. Orzehoski	25,252	(12)	*
Ranajoy Ray-Chaudhuri	1,973		*
Randall E. Stauffer	800		*
W. Randall Stauffer	54,857	(13)	1.10%
Scott R. Stevenson	2,365		*
Current Directors, Nominees & Executive Officers as a Group (15 persons)	651,250	(14)	13.04%
* Less than 1.00%

(1) The securities “beneficially owned” by an individual are determined in accordance with the definitions of “beneficial ownership” set forth in the rules of the SEC and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after April 10, 2026. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Numbers are rounded to the nearest one-hundredth percent.

(3) Includes 231,366 shares owned jointly by Dr. Bimes with his wife.

(4) Includes 148,336 shares owned jointly by Mr. Brown with his wife.

(5) Includes 7,660 options.

(6) Includes 5,160 options.

(7) Includes 3,500 options.

(8) Includes 15,849 shares owned jointly by Mr. Johnson with his wife.

(9) Includes 2,540 options.

(10) Includes 458 shares owned jointly by Mr. Major with his wife and 2,750 shares owned by his wife.

(11) Includes 2,660 options.

(12) Includes 7,660 options.

(13) Includes 30,582 shares owned by Mr. Stauffer’s wife.

(14) The percentage ownership calculation is based upon an aggregate of 4,963,866 shares outstanding and the 29,180 options in the aggregate which are exercisable within 60 days of the record date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

The following table sets forth the names of each person who, directly or indirectly, are known to QNB’s management to be the beneficial owners of at least 5% of QNB's outstanding common stock as of April 10, 2026.

Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percentage of Class (2)
Mark T, Lynch 2900 Wayland Road Berwyn, PA 19312	334,159	6.69%
Fourthstone LLC 575 Maryville Centre Dr., Suite 110 St. Louis, MO 63141	346,290	6.94%

(1)
Information derived from Schedule 13G filings with the SEC on February 8, 2024 and August 14, 2025.
(2)
Numbers are rounded to the nearest one-hundredth percent.

GOVERNANCE OF THE CORPORATION

Our Board of Directors believes that the purpose of corporate governance is to promote maximizing shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and SEC regulations, as well as best practices suggested by recognized governance authorities.

The structure of QNB’s Board leadership consists of an independent non-employee Chairman, a non-independent Principal Executive Officer, and a majority of independent non-employee directors. The independent directors of the Board meet separately at least twice a year without management present. Additionally, QNB has an active committee structure in which members of the Board of Directors attend and actively participate in the following Committees: Investment/Asset & Liability Management Committee, Audit Committee, Compensation Committee, Executive Committee, Loan Committee, Nominating and Governance Committee, Strategic Planning Committee and Wealth Management Committee. The active participation in these Committees in addition to the monthly Board of Directors’ meetings provides the independent members of the Board the necessary insight into the daily operations of QNB. The Board believes that this Board leadership structure most effectively represents the best interests of QNB and its shareholders.

Currently, our Board of Directors has thirteen members. Under the rules adopted by the Securities and Exchange Commission and Nasdaq Stock Market for independence, Autumn R. Bayles, Laurie Bergman, Randy S. Bimes, Kenneth F. Brown, Jr., Kevin L. Johnson, Joseph W. Major, Jennifer L. Mann, Ranajoy Ray-Chaudhuri, Randall E. Stauffer, W. Randall Stauffer and Scott R. Stevenson meet the standards for independence. These directors represent more than a majority of our Board of Directors.

Our Board of Directors determined that the following two directors were not independent within the meaning of the rules and listing standards of the Nasdaq Stock Market: David W. Freeman, President and Chief Executive Officer of QNB and the Bank, and Gerald E. Gorski, who owns a limited liability company that leases to the Bank a portion of an office building adjacent to QNB's headquarters, as more fully described in "Certain Relationships and Related Party Transactions.".

Our Board of Directors has determined that a lending relationship resulting from a loan made by the Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. Our Board of Directors also determined that maintaining with the Bank a deposit, savings or similar account by a director or any of the director’s affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. Additional categories or types of transactions or relationships considered by our Board of Directors regarding director independence include, but are not limited to, vendor or contractual relationships with directors or their affiliates.

Risk Management

The management of risk is fundamental to the business of banking and integral to the daily operations of QNB. The Board of Directors oversees the Risk Management functions of QNB through policies which are reviewed at least on an annual basis and by representation on Loan Committee, and the joint Investment/Asset & Liability Committee. The minutes from these Committees are reported to the full Board of Directors. Currently, QNB does not have an Enterprise Risk Management Committee; however, an Enterprise Risk Management Dashboard is presented to the Board on a quarterly basis.

Code of Ethics

We have adopted a Code of Ethics for Directors, officers and employees of QNB and the Bank. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

Restrictions on Hedging and Pledging QNB Securities

QNB believes that stock ownership can effectively align the interests of directors, officers, and employees with the long-term interests of shareholders. Certain transactions in QNB securities, however, may be considered short-term or speculative in nature, or create the appearance that incentives are not properly aligned with the long-term interests of shareholders. It is QNB’s policy that directors, officers, and employees not purchase financial investments (including equity swaps, collars and similar derivative securities) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any potential decrease in the market value of QNB securities. As a result, under QNB’s policies and procedures governing trading in securities, directors, officers, and employees may not engage in hedging or monetization transactions in QNB securities, including through the use of financial instruments such as exchange funds, puts, calls and other derivative instruments or through the establishment of short positions. In addition, such persons may not hold QNB securities in a margin account or pledge QNB securities as collateral for a loan. An exception to the policy prohibiting pledges of QNB securities as collateral for a loan (not including margin debt) may be made where the covered person clearly demonstrates the capacity to repay the loan without resort to the pledged securities.

Insider Trading Policy

QNB has adopted a Policy Governing Trading in Securities and Confidentiality of Inside Information for Officers, Directors, and Other Information Sensitive Employees. The Policy applies to all directors, officers, employees of QNB and the Bank. The Policy is intended to promote compliance with federal and state laws relating to trading in securities by, among other things, describing prohibitions on trading while in possession of material nonpublic information, either directly or through related persons or accounts, permitting directors and certain designated employees to trade in QNB’s securities only during designated “window” periods during the year, requiring pre-clearance of transactions in QNB’s securities by directors and certain designated employees, describing reporting and other requirements by directors and other reporting persons of the Corporation under Section 16 of the Securities Exchange Act of 1934, and similar restrictions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF QNB AND THE BANK

Set forth below is a list of each of our current Board members and our current Board committee members. The respective chairperson of each of the Board committees is also noted below. Each current director of QNB is also a current member of the Bank’s Board of Directors.

Board Member	Board	Audit	Compensation	Executive	Nominating
Autumn R. Bayles	X	X	C	X
Laurie A. Bergman	X	X
Randy S. Bimes	C			C	X
Kenneth F. Brown, Jr.	X		X	X
David W. Freeman	X			X
Gerald E. Gorski	X
Kevin L. Johnson	X
Joseph W. Major	VC
Jennifer L. Mann	X	X	X		X
Ranajoy Ray-Chauduri	X	X
Randall E. Stauffer	X
W. Randall Stauffer	X		X	X
Scott R. Stevenson	X	C			C
Meetings Held in 2025	12	5	3	4	4

C – Chairperson

VC - Vice Chairperson

Our Board of Directors held twelve meetings during 2025. All current directors attended at least 80% of the aggregate of the total number of meetings of the Board of Directors (held for the period for which he or she has been a director) and the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

QNB has no specific policy requiring directors to attend the Annual Meeting of Shareholders; however, director attendance is strongly encouraged. 80% of the Board of Directors were present at the May 20, 2025 Annual Meeting of Shareholders. It is anticipated that all members of the Board of Directors will attend the 2026 Annual Meeting of Shareholders.

QNB’s Board of Directors established and maintains the following committees, among others:

Audit Committee. The Audit Committee recommends the engagement and dismissal of the independent registered public accounting firm, reviews their annual audit plan and the results of their auditing activities, and considers the range of audit and non-audit fees. It also reviews the general audit plan, scope and results of QNB's procedures for internal auditing. The reports of examination of QNB and its subsidiary by bank regulatory examiners are also reviewed by the Audit Committee. The Audit Committee also reviews all SEC filings and earnings press releases. The Audit Committee meets with management and the auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, the adequacy of the design and operation of internal controls, including significant deficiencies identified, if any. The Audit Committee held five meetings in 2025.

All members of the Audit Committee are independent directors pursuant to the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. In determining whether a director is independent for purposes of each of the above stated guidelines, the Board of Directors must affirmatively determine that the directors on the Audit Committee do not, among other things, accept any consulting, advisory, or other compensatory fee from QNB. Applying these standards, the Board of Directors has determined that all the directors on the Audit Committee are independent. The current members of QNB’s Audit Committee are Directors Bayles, Bergman, Mann, Ray-Chaudhuri, and Stevenson.

Director Stevenson served as the Audit Committee Chair and Audit Committee financial expert since March 1, 2020. The Board of Directors determined that Director Stevenson met the requirements adopted by the SEC and Nasdaq Stock Market for qualification as an Audit Committee financial expert. Mr. Stevenson has employment experience as a President, Chief Executive Officer and Chief Financial Officer providing him with diverse and progressive financial management experience, as well as expertise in internal controls and U.S. accounting. An Audit Committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

The Audit Committee has also adopted a Whistleblower Policy to enable confidential and anonymous reporting of questionable accounting or auditing matters, fraudulent activities, or misconduct to the Audit Committee. The policy can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

Compensation Committee. The Compensation Committee's primary functions are to review and approve key executive salaries and salary policy, determine the salary of the Chief Executive Officer and to administer equity compensation plans. In formulating its recommendations for the other executive officers, the Compensation Committee will consider information provided by the Chief Executive Officer related to subordinate executives. In addition, the Committee reviews the general guidelines on compensation for all employees. The Board of Directors has determined that all the directors serving on the Compensation Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The Compensation Committee has a formal charter which can be found on QNB's INVESTOR RELATIONS website at at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE. The current members of the Compensation Committee are Directors Bayles, Brown, Mann and Stauffer. The Compensation Committee held three meetings during 2025.

Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of QNB between Board meetings, unless otherwise provided in QNB’s Bylaws. The current members of the Executive Committee are Directors Bayles, Bimes, Brown, Freeman, and Stauffer. The Executive Committee held four meetings during 2025.

Nominating Committee. The Board of Directors has determined that all the directors serving on the Nominating Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to QNB and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but the Nominating Committee will consider such candidates and its policy is to give due consideration to all candidates. If a shareholder wishes to recommend a director candidate as a possible nominee for the 2027 annual meeting of shareholders, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at QNB's offices at P.O. Box 9005, Quakertown, PA 18951 no later than March 16, 2027. The Nominating Committee has a formal charter which can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE. Members of the Nominating Committee include Directors Bimes, Mann, and Stevenson. The Nominating Committee held four meetings during 2025.

In considering individual director candidates, the Nominating Committee considers individuals who, in the judgment of the Committee, would be best qualified to serve on the Board. The Nominating Committee will seek to balance the existing skill sets of current Board members with the need for other diverse skills, backgrounds and qualities that will complement QNB’s strategic vision and also consider diversity of gender and ethnicity in fulfilling its responsibilities to select qualified and appropriate director candidates. All director candidates are evaluated based on general characteristics and specific talents and skills needed to increase the Board’s effectiveness. Additionally, all candidates must possess an unquestionable commitment to high ethical standards and have a demonstrated reputation for integrity.

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, QNB’s Audit Committee submits the following report:

Audit Committee Report to Board of Directors

The Board of Directors has formally adopted an Audit Committee Charter setting forth the Committee's duties. The Charter delegates to the Committee responsibility for overseeing QNB's financial reporting process. In that connection, the Committee has discussed and reviewed QNB's audited consolidated financial statements for 2025 with management and Baker Tilly US, LLP, QNB's independent registered public accounting firm.

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal control. Baker Tilly US, LLP is responsible for expressing opinions on the conformity of QNB's audited consolidated financial statements with Generally Accepted Accounting Principles in the United States of America and evaluation of effectiveness of QNB’s internal control over financial reporting.

In discharging its responsibilities, the Committee's review of QNB's financial statements for 2025 included discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments made, and the clarity, consistency and completeness of disclosures in such financial statements with management and Baker Tilly US, LLP, as required by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communication with Audit Committees (as modified or supplemented).

The Audit Committee has considered the compatibility of non-audit services provided by Baker Tilly US, LLP with the maintenance of QNB's registered public accounting firm's independence. Baker Tilly US, LLP has provided written disclosures and a letter required by the applicable requirements of the PCAOB regarding its firm's communications with the Audit Committee concerning independence. These disclosures have been reviewed by the Audit Committee and discussed with management and Baker Tilly US, LLP.

The Committee discussed with QNB's internal auditors and Baker Tilly US, LLP the overall scope and plans for their respective audits, and met with both firms, with and without management present, to discuss the results of their examinations, their evaluations of QNB's internal controls and the overall quality of QNB's financial reporting process.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Respectfully submitted,

THE AUDIT COMMITTEE

Scott R. Stevenson

Autumn R. Bayles

Laurie Bergman

Jennifer L. Mann

Ranajoy Ray-Chaudhuri

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of services provided by the independent registered public accounting firm. The policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services, and other services. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated to the Chairperson of the Audit Committee authority to pre-approve services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $25,000. All of the services related to the Audit Related Fees, Tax Fees, and All Other Fees described below were approved by the Audit Committee pursuant to the pre-approval provisions set forth in applicable rules issued by the SEC and the Audit Committee’s pre-approval policy.

Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees

Baker Tilly US, LLP was QNB’s independent registered public accounting firm for 2025 and 2024.

The following table shows the fees paid by QNB in 2025 and 2024 for the audit and other services provided by Baker Tilly US, LLP for those years:

	2025	2024
Audit fees	$339,150	$309,250
Audit related fees	14,400	14,257
Audit and audit related fees	353,550	323,507
Tax fees	—	—
All other fees	—	—
Total fees	$353,550	$323,507

Audit Fees include professional services rendered for the audit of QNB’s annual consolidated financial statements and internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, comfort letters, consents, quarterly reviews and consultations concerning financial accounting and reporting standards arising during the audits and statutory and regulatory audits (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

Audit Related Fees include assurance and related services related to the performance of the audit of the employee benefit plan and to the dividend reinvestment and stock purchase plan.

Tax Fees include fees billed for the preparation of state and federal tax returns and assistance with calculating estimated tax payments.

All Other Fees would include fees billed for products and services other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

A representative of Baker Tilly US, LLP is expected to be available at the Annual Meeting. The representative will have an opportunity to make a statement and be available to respond to appropriate questions.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

QNB’s executive compensation program includes compensation and benefit components typical of programs among comparable banking and financial service companies in our local and regional marketplace.

Objectives

QNB’s success is dependent upon its ability to attract and retain highly qualified and motivated executives. QNB endorses the philosophy that executive compensation should reflect QNB’s performance and the contribution of such officers to that performance. Our executive compensation program is designed to support QNB’s core values, strategic objectives and financial goals as established by the Board. Moreover, our compensation philosophy is intended to align the interests of management with those of our shareholders through equity-based plans.

Program Management

The Compensation Committee of the Board of Directors has primary responsibility for the design and administration of the executive compensation program for directors and executive officers of QNB, including the Chief Executive Officer. It reviews the executive compensation program throughout the year considering changing organization needs and operating conditions and changing trends in industry practice. In addition, the Committee, in consultation with the Chief Executive Officer, considers and reports to the Board regarding employee or executive succession matters.

The Compensation Committee is responsible for recommending compensation-related decisions to the Board of Directors for final approval. The performance of Mr. Freeman, the Chief Executive Officer, is reviewed semi-annually by the full Board. The results of these appraisals are used by the Compensation Committee in its recommendation of annual pay adjustments and other elements of compensation for Mr. Freeman to the Board of Directors for its consideration.

Role of Executive Officers in Executive Compensation

In formulating its recommendations for the named executive officers other than Mr. Freeman, the Compensation Committee will consider information provided by Mr. Freeman related to subordinate executives.

Elements of Executive Compensation

Factors the Compensation Committee considered in analyzing compensation include:

•
Total compensation;
•
Internal pay equity; and
•
The competitive environment for recruiting executive officers, and what the relevant competitors pay.

We compensate our executive management through a mix of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management's incentives with the long-term interests of our shareholders. At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to earnings per share growth.

The key components of QNB’s executive compensation consist of:

•
Base salary;
•
Cash incentive compensation; and
•
Equity compensation awards under the shareholder-approved equity incentive plans.

Base Salary

The Compensation Committee offers competitive salaries in comparison to the market for currently employed executives in comparable positions in financial services institutions with similar asset size and operations. In determining base salaries, the Compensation Committee reviews a salary survey prepared by an independent third party who specializes in financial service institution compensation. The Compensation Committee also considers the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive's past performance, and internal pay equity.

Base salaries are adjusted annually and are in effect for the period January 1 through December 31. The Compensation Committee determines annual salary adjustments by evaluating the performance of QNB and of each named executive officer relative to both corporate and individual goals determined during a previous review.

The Compensation Committee met in October 2025 to review the performance of the named executive officers with the Chief Executive Officer to determine increases in base salary compensation for 2026. The Committee then met in executive session without the Chief Executive Officer to discuss his base salary for 2026. Base salaries for those executives that report directly to the Chief Executive Officer are subject to approval by the Chief Executive Officer and the Committee. The Chief Executive Officer’s salary is subject to approval by the Compensation Committee and the Board. The table below outlines the increases in base salary compensation for 2026 approved by the Compensation Committee:

Executive	2026 Base Salary	2025 Base Salary	% Increase
David W. Freeman	$710,000	$675,000	5.19%
Jeffrey Lehocky	400,000	375,000	6.67%
Scott G. Orzehoski	340,000	330,000	3.03%
Christopher T. Cattie	375,000	325,000	15.38%
Christina S. McDonald	258,000	250,000	3.20%
Courtney L. Covelens	247,000	235,000	5.11%

The increase for named executive officers was determined based on merit, as well as internal pay equity and compensation levels of similar positions at financial institutions with similar operations and asset size.

Cash Incentive Compensation For 2025

In 2025, the Compensation Committee, with Board approval, established a new cash incentive plan to reward QNB employees for achieving annual financial objectives. The cash incentive plan is paid for meeting annual goals established by the Board for earnings per share (EPS), loan and deposit growth; one and three-year average performance of return on average equity (ROAE), three-year average performance of return on average equity (ROAE) versus peer group and three-year total shareholder return vs. peer group. For 2025, QNB's ROAE was compared to peers' for the nine months ended September 30, 2025 while Shareholder Return was compared to peers' for the twelve months ended December 31, 2025. The 2025 peer groups include Mid-Atlantic publicly traded financial institutions with assets between $1.3 billion and $3.0 billion, 2024 peer groups include Mid-Atlantic publicly traded financial institutions with assets between $1.0 billion and $2.5 billion, and 2023 peer groups include Mid-Atlantic publicly traded financial institutions with assets sizes between $1.0 billion and $2.0 billion. These pools included institutions headquartered in Pennsylvania, New Jersey, New York, and Maryland of thirty-two institutions in 2023, thirty-eight institutions in 2024, and twenty-two institutions in 2025.

The following table details the members of the peer groups for 2024 and 2025:

2024 Peer Group Institutions (Mid-Atlantic)	2025 Peer Group Institutions (Mid-Atlantic)

1st Summit Bncp Johnstown Inc.
AmeriServ Financial Inc.	AmeriServ Financial Inc.
Bank of Utica
Blue Foundry Bancorp
Capital Bancorp, Inc.
CB Financial Services Inc.	CB Financial Services Inc.
Citizens & Northern Corp.	Citizens & Northern Corp.
Citizens Financial Services, Inc.	Citizens Financial Services, Inc.
Embassy Bancorp Inc.	Embassy Bancorp Inc.
ENB Financial Corp.	ENB Financial Corp.
Esquire Financial Holdings Inc.
ESSA Bancorp Inc.	ESSA Bancorp Inc.
Evans Bancorp, Inc.
Fidelity D&D Bancorp, Inc.	Fidelity D&D Bancorp, Inc.
First Commerce Bank
First Keystone Corp.	First Keystone Corp.
First United Corp.	First United Corp.
FNB Bancorp Inc.

Franklin Financial Services	Franklin Financial Services
Hanover Bancorp Inc.
Kish Bancorp Inc.
LINKBANCORP Inc.	LINKBANCORP Inc.
Lyons Bancorp Inc

Meridian Corp.	Meridian Corp.
Northeast Community Bancorp Inc.	Northeast Community Bancorp Inc.
Norwood Financial Corp.	Norwood Financial Corp.
Orange County Bancorp, Inc.	Orange County Bancorp, Inc.
Parke Bancorp, Inc.	Parke Bancorp, Inc.

Pathfinder Bancorp Inc.	Pathfinder Bancorp Inc.

Penns Woods Bancorp Inc.
Pioneer Bancorp (MHC)	Pioneer Bancorp (MHC)
Ponce Financial Group, Inc.
Princeton Bancorp Inc.	Princeton Bancorp Inc.
Rhinebeck Bancorp Inc.	Rhinebeck Bancorp Inc.
Solvay Bank Corp.
Somerset Trust Holding Company
The Adirondack Trust Company
Unity Bancorp Inc.	Unity Bancorp Inc.

The plan provides for a cash incentive for named executive officers of up to 32% of their base salaries. The cash incentive payout is calculated annually, and payout occurs within two months following fiscal year-end. The purpose of the plan is to motivate named executives to achieve financial goals that have a positive impact on QNB’s stock price and therefore increase shareholder value.

QNB’s financial targets and incentive payouts under the cash incentive plan set by the Compensation Committee were as follows for 2025:

		Threshold	Moderate	Excellent	Optimum
Part 1	One year earnings per share (EPS) growth
	Goal	5%	6%	7%	8%
	Potential bonus payout	1.60%	3.20%	4.80%	6.40%

Part 2	One year return on average equity (ROAE) performance
	Goal	7%	8%	9%	10%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

	One year loan growth performance
	Goal	5.00%	6.00%	7.00%	8.00%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

	One year deposit growth performance
	Goal	1.50%	2.50%	3.50%	4.50%
	Potential bonus payout	0.80%	1.60%	2.40%	3.20%

	Three year return on average equity (ROAE) performance
	Goal	7.00%	8.00%	9.00%	10.00%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

Part 3	Three year return on average equity (ROAE) performance vs peer group
	Goal	95.00%	98.34%	101.67%	105.00%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

	Three year total shareholder return vs peer group
	Goal	95.00%	98.34%	101.67%	105.00%
	Potential bonus payout	0.80%	1.60%	2.40%	3.20%

	Total Bonus Payout Potential	8.00%	16.00%	24.00%	32.00%

At its January 2026 meeting, the Board of Directors approved the calculation of cash incentive compensation program measures for 2025. QNB met Part 1 Optimum level with a one-year earnings per share growth of 31.23%. QNB met Part 2 Optimum level with one-year return on average equity performance at 13.24%, and three-year return on average equity performance at 12.30%. QNB did not meet Part 2 payout levels for one-year loan growth performance at 3.75% and one-year deposit growth performance at 0.86%. QNB’s three-year shareholder return was 181.06% of the peer group three-year average shareholder return and the three-year return on average equity was 131.91% of the peer group; both meeting the Optimum levels as detailed in Part 3 of the table above. As a result, an aggregate cash incentive paid to the named executive officers was equivalent to 24.00% of their base salary.

The amounts paid under the cash incentive plan for 2025 are reflected in the Summary Compensation Table.

Cash Incentive Compensation For 2026

The cash incentive plan is paid for meeting annual goals established by the Board for earnings per share (EPS), loan and deposit growth; one and three-year average performance of return on average equity (ROAE), three-year average performance of return on average equity (ROAE) versus peer group and three-year total shareholder return vs. peer group.

Long-Term Incentive Compensation

The named executive officers are eligible to participate in a long-term incentive award plan established to focus executive efforts on the strategic directions and goals of QNB and to reward them for their successes in these areas. The 2025 Equity Incentive Plan (the Plan) was approved by the shareholders at the 2025 Annual Meeting of Shareholders. The purpose of the Plan is also to provide ownership incentive to the executive officers and align their interests with the interests of shareholders. In establishing award levels, equity ownership levels of the recipients or prior awards that are fully vested are not considered.

The Plan is administered by the Compensation Committee. The Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, or restricted stock units . The exercise price of an option, as defined by the Plan, is the fair market value of QNB’s common stock on the date of grant.

The Compensation Committee determines the type of grant, the number of shares of common stock subject to a particular grant and the vesting period for such grants. To date, options granted under the Plan have a three to five year vesting feature. The Compensation Committee determines the number of options granted in total and to Mr. Freeman, individually. Mr. Freeman determines the allocation of the remaining grants among eligible employees. The fair value of the stock options granted represented between 0% and 12% of named executive officers’ base salaries in 2025.

Equity Award Practices

QNB does not have a formal policy on determining when to grant equity awards to participants in QNB’s equity incentive plan; however, QNB applies a consistent approach in its equity award practices by considering the grant of annual equity awards to participants at its January Board meeting each year based on recommendations from the Compensation Committee. The number and type of annual equity awards to plan participants are approved at the January Board meeting for grant on February 15 (or the immediately preceding business day if February 15 is not a business day). The exercise price for awards is the closing price for the common stock on the business day immediately preceding the February grant date, which occurs after the release of earnings for the fourth quarter of the applicable year. QNB does not take material nonpublic information into account when determining the timing and terms of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Post-Retirement Plans

QNB provides a qualified retirement plan to all employees, including the named executive officers. The QNB Bank Retirement Savings Plan provides for elective employee contributions up to the maximum allowed by the IRS and a matching company contribution limited to three percent of total compensation. In addition, the plan provides for safe harbor non-elective contributions of five percent of total compensation by QNB. Employees are able to contribute to the plan immediately; however, to receive the matching company contribution and safe harbor non-elective contribution, the employees must have completed six months of service.

During 2001, QNB purchased Bank Owned Life Insurance (BOLI) for officers of QNB. A split-dollar agreement provides the employee’s beneficiary a portion of the death proceeds under the BOLI equal to two times their current base salary. Under this plan vesting occurs when the employee reaches age 55 and has a combined age and years of service of 70. When vested, the insurance would become portable to the participant after they are no longer in service with the Bank either through termination or retirement thereby creating the post-retirement benefit. Mr. Orzehoski is the only named executive officer that is insured through BOLI.

During 2023, QNB implemented a Non-qualified Deferred Compensation Plan (NQDC Plan) for the benefit of a select group of the Bank's management team. The NQDC Plan provides a deferred compensation vehicle to which the Bank may credit discretionary amounts on behalf of Participants for recruitment and reward.

Health and Welfare Benefits

The named executive officers participate in QNB’s qualified health and welfare benefits program on the same terms and conditions as all other salaried employees.

Perquisites and Other Benefits; Agreements

Perquisites received by the named executive officers are reviewed annually. The primary perquisite received by Mr. Freeman is the reimbursement of country club dues. Certain executive officers are encouraged to belong to a golf or social club to provide the appropriate entertainment forum for customers and appropriate interaction with the communities served by QNB.

Certain members of senior management are parties to change in control agreements with QNB. Executive management and other employees have built QNB into a successful enterprise, and the Board believes that it is important to protect them in the event of a change in control. Further, it is our belief that the interests of shareholders will be best served if the interests of our executive management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of executive management to pursue potential change in control transactions that may be in the best interests of shareholders.

Future Compensation Determination

The committee will continue to reassess QNB’s executive compensation program to ensure that it promotes the long-term objectives of QNB, encourages growth in shareholder value and attracts and retains top-level executives.

Conclusion

The Committee links executive compensation to corporate performance and growth in shareholder value. The Committee intends to continue this policy, recognizing that the business cycle may, from time-to-time, result in an imbalance for a particular period.

COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with executive management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Respectfully submitted,
THE COMPENSATION COMMITTEE

Autumn R. Bayles
Kenneth F. Brown, Jr.
Jennifer L. Mann
W. Randall Stauffer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes recommendations to the Board of Directors concerning general guidelines on compensation of employees and specific recommendations for Mr. Freeman. The Compensation Committee is composed entirely of the following four independent outside directors: Bayles, Brown, Mann, and Stauffer. No member of the Compensation Committee during fiscal year 2025 was an officer or employee of QNB or its subsidiary or was formerly an officer of the Corporation or its subsidiary. No member of the Compensation Committee had any relationship or transaction with QNB or with any third-party requiring disclosure under applicable SEC rules relating to Compensation Committee interlocks.

EXECUTIVE COMPENSATION

The following table is a summary of the compensation for the past three years earned by the principal executive officer, principal financial officer and the other executive officers serving at the end of 2025.

SUMMARY COMPENSATION TABLE ‑ 2025

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Change in pension value and non- qualified deferred compen- sation earnings	All Other Compen- sation		Total
Name and Position	Year	($)(1)	($)	($)	($)(2)	($)	($)(3)	($)		($)
David W. Freeman	2025	$675,000	$—	$—	$—	$162,000	$43,000	$45,072	(4)	$925,072
Principal Executive	2024	610,300	—	—	—	73,236	36,783	44,348	(4)	764,667
Officer	2023	584,000	—	—	—	35,040	31,485	41,357	(4)	691,882

Jeffrey Lehocky	2025	375,000	—	—	28,531	90,000	21,500	29,000	(5)	544,031
Principal Financial	2024	339,700	—	—	9,238	40,764	18,392	29,641	(5)	437,735
Officer	2023	325,000	—	—	3,290	19,500	15,742	18,084	(5)	381,616

Scott G. Orzehoski	2025	330,000	—	—	28,531	79,200	21,500	27,367	(6)	486,598
Executive Vice	2024	318,800	—	—	9,238	38,256	18,392	25,453	(6)	410,139
President	2023	305,000	—	—	14,393	18,300	15,742	24,400	(6)	377,835

Christopher T. Cattie	2025	325,000	—	—	28,531	78,000	27,759	28,485	(7)	487,775
Executive Vice	2024	262,500	—	—	9,238	31,500	23,669	20,954	(7)	347,861
President	2023	250,000	—	—	14,393	15,000	15,742	21,886	(7)	317,021

Christina S. McDonald	2025	250,000	—	—	28,531	60,000	21,500	21,643	(8)	381,674
Executive Vice	2024	209,000	—	—	9,238	25,080	18,392	17,686	(8)	279,396
President	2023	200,000	—	—	4,112	12,000	15,742	17,090	(8)	248,944

Courtney L. Covelens	2025	235,000	—	—	28,531	56,400	21,500	19,801	(9)	361,232
Executive Vice	2024	209,000	—	—	9,238	25,080	18,392	16,736	(9)	278,446
President	2023	200,000	—	—	14,393	12,000	15,742	16,065	(9)	258,200

(1) “Salary” is the actual base pay compensation paid through December 31, 2025, 2024 and 2023, respectively.

(2) The amounts reported in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. This method of reporting uses the fair value of an award on the grant date. Option awards granted in 2023, 2024 and 2025 vest over a five-year period. Assumptions used in the fair value calculation of the awards are disclosed in the notes to QNB’s financial statements set forth in its 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3) The amounts reported in this column reflect the Bank's contributions and earnings to the Non-qualified Deferred Compensation Plan for 2025.

(4) Includes the Bank's contributions on behalf of Mr. Freeman to the Retirement Savings Plan of $28,000, $27,600, and $26,400; Health Savings Account of $0, $1,000, and $1,000; country club membership dues of $11,090, $11,282, and $11,478; and reimbursement of spousal expenses for conferences, meals and entertainment of $5,982, $4,466, and $2,479; for 2025, 2024 and 2023, respectively.

(5) Includes the Bank's contributions on behalf of Mr. Lehocky to the Retirement Savings Plan of $28,000, $27,122, and $17,000; Health Savings Account of $1,000, $1,000, and $1,000; and reimbursement of spousal expenses for conferences, meals and entertainment of $0, $1,519, and $84; for 2025, 2024 and 2023, respectively.

(6) Includes the Bank's contributions on behalf of Mr. Orzehoski to the Retirement Savings Plan of $27,367, $25,453, and $24,400 for 2025, 2024 and 2023, respectively.

7) Includes the Bank’s contributions on behalf of Mr. Cattie to the Retirement Savings Plan of $26,731, $20,954, and $20,000, and reimbursement of spousal expenses for conferences, meals and entertainment of $1,754, $0, and $1,886 for 2025, 2024 and 2023, respectively.

(8) Includes the Bank's contributions on behalf of Ms.McDonald to the Retirement Savings Plan of $20,643, $16,686 and $16,000; Health Savings Account of $1,000, $1,000, and $1,000; and reimbursement of spousal expenses for conferences, meals and entertainment of $0, $0, and $90 for 2025, 2024 and 2023, respectively.

(9) Includes the Bank's contributions on behalf of Ms. Covelens to the Retirement Savings Plan of $19,411, $16,686, and $16,000, and reimbursement of spousal expenses for conferences, meals and entertainment of $390, $50, and $65 for 2025, 2024 and 2023, respectively.

Stock Option Grants for 2025 and Other Plan-Based Awards

The following table reflects grants of stock options under QNB’s stock incentive plan and future payment opportunities under QNB’s cash incentive plan to Mr. Freeman, Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, Ms. McDonald, and Ms. Covelens in fiscal year 2025.

GRANTS OF PLAN-BASED AWARDS - 2025

		Estimated Future Payouts Under Non-Equity Compensation Plans (1) Incentive Plan Awards

Name	Grant Date	Threshold ($)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards
David W. Freeman		$5,400	$162,000	—	$—	$—
Jeffrey Lehocky	2/14/2025	3,000	90,000	4,300	33.50	28,531
Scott G. Orzehoski	2/14/2025	2,640	79,200	4,300	33.50	28,531
Christopher T. Cattie	2/14/2025	2,600	78,000	4,300	33.50	28,531
Christina S. McDonald	2/14/2025	2,000	60,000	4,300	33.50	28,531
Courtney L. Covelens	2/14/2025	1,880	56,400	4,300	33.50	28,531

(1) Amounts reflect threshold and maximum payment opportunities for 2025 under the cash incentive plan and reflect one‑, three‑, and five‑year goals as discussed in the Compensation Discussion and Analysis section.

The stock options consist of incentive grants and are subject to a ten-year term and vest in equal amounts annually over a five-year period from the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning exercisable and unexercisable stock options, both incentive and non-qualified, held by each named executive officer as of December 31, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2025

Option Awards
		Number of	Number of	Equity Incentive Plan
		Securities	Securities	Awards: Number of
		Underlying	Underlying	Securities Underlying	Option
		Unexercised	Unexercised	Unexercised Unearned	Exercise	Option
	Option	Options	Options	Options	Price	Expiration
Name	Grant Date	(#) Exercisable	(#) Unexercisable	(#)	($)	Date (1)
David W. Freeman	2/15/2021	3,375	—	—	32.50	2/15/2026
	2/15/2022	3,500	—	—	37.26	2/15/2027

Jeffrey Lehocky	2/15/2023	320	480	—	29.51	2/15/2033
	2/15/2024	600	2,400	—	23.40	2/15/2034
	2/14/2025	—	4,300	—	33.50	2/14/2035

Scott G. Orzehoski	2/15/2021	3,375	—	—	32.50	2/15/2026
	2/15/2022	3,500	—	—	37.26	2/15/2027
	2/15/2023	1,400	2,100	—	29.51	2/15/2033
	2/15/2024	600	2,400	—	23.40	2/15/2034
	2/14/2025	—	4,300	—	33.50	2/14/2035

Christopher T. Cattie	2/15/2021	3,375	—	—	32.50	2/15/2026
	2/15/2022	3,500	—	—	37.26	2/15/2027
	2/15/2023	1,400	2,100	—	29.51	2/15/2033
	2/15/2024	600	2,400	—	23.40	2/15/2034
	2/14/2025	—	4,300	—	33.50	2/14/2035

Christina S. McDonald	2/15/2023	400	600	—	29.51	2/15/2033
	2/15/2024	600	2,400	—	23.40	2/15/2034
	2/14/2025	—	4,300	—	33.50	2/14/2035

Courtney L. Covelens	2/15/2021	750	—	—	32.50	2/15/2026
	2/15/2022	1,000	—	—	37.26	2/15/2027
	2/15/2023	1,400	2,100	—	29.51	2/15/2033
	2/15/2024	600	2,400	—	23.40	2/15/2034
	2/14/2025	—	4,300	—	33.50	2/14/2035

(1) Options granted prior to 2023 vest after a three‑year period, commencing upon the date of grant. Options granted in 2023 and forward vest in equal installments annually over a five-year period, commencing upon the date of grant.

There were no option awards exercised in 2025.

Non-qualified Deferred Compensation Plan

During 2023, QNB implemented a Non-qualified Deferred Compensation Plan (NQDC Plan) for the benefit of a select group of the Bank's management team. The NQDC Plan provides a deferred compensation vehicle to which the Bank may credit discretionary amounts on behalf of Participants for recruitment and reward. Contributions made by the Bank and the earnings on those contributions are immediately 100% vested.

	Executive contributions in last FY	Registrant Contributions in last FY	Aggregate earnings in last FY	Aggregate withdrawals/distributions	Aggregate balance at last FYE
Name	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)
David W. Freeman	$—	$30,000	$13,000	$—	$111,268
Jeffrey Lehocky	—	15,000	6,500	—	55,634
Scott G. Orzehoski	—	15,000	6,500	—	55,634
Christopher T. Cattie	—	20,000	7,759	—	67,170
Christina S. McDonald	—	15,000	6,500	—	55,634
Courtney L. Covelens	—	15,000	6,500	—	55,634

Employment and Change in Control Agreements

QNB and Mr. Freeman are parties to an employment agreement that currently automatically renews annually unless either party gives notice of non-renewal at least 90 days prior to the annual renewal date. Under the terms of the employment agreement, Mr. Freeman is to be employed as the President and Chief Executive Officer of QNB and the Bank, at a current annual base salary of $710,000 and shall perform all duties and accept all responsibilities incident to such positions as may be assigned by the Board of Directors. Mr. Freeman may be discharged at any time for cause as defined in the agreement.

If Mr. Freeman's employment is terminated without cause or he terminates employment for specified events of “good reason” (as defined in the agreement) prior to a change in control of QNB or the Bank, Mr. Freeman is entitled to receive his annual base salary then in effect and continuation of health care benefits for a period of 12 months. In the event of Mr. Freeman's death or disability, the agreement will terminate and QNB shall pay either to Mr. Freeman or his dependents any benefits due to him under the employee benefit plan.

The employment agreement also contains change in control features which provide certain benefits to Mr. Freeman in the event of a change in control of QNB or the Bank. Under the Agreement, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by sixty-six and two-thirds percent or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or the Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event that Mr. Freeman’s employment is involuntarily terminated, or he terminates employment for specified events of “good reason” (as defined in the agreement) following a change in control of QNB or the Bank, he will receive, a lump-sum cash payment equal to two times annual base salary then in effect and the continuation of employer-provided healthcare benefits for two years at the level and cost to him and his qualified dependents in effect on the date of termination. The agreement further provides that, if this lump-sum payment, when added to all other amounts or benefits provided to or on behalf of Mr. Freeman in connection with his termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax imposition. The determination of any reduction in the lump-sum payment pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

Change of Control Agreements

QNB and the Bank are parties to change of control agreements with Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, Ms. McDonald, and Ms. Covelens. The agreements provide certain benefits to Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, Ms. McDonald, and Ms. Covelens in the event that their employment is terminated without cause within three years of a change of control of QNB or the Bank. Under the agreements, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by 70% or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event of involuntary termination employment (other than for cause) within three years of a change in control of QNB or the Bank, Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, Ms. McDonald, and Ms. Covelens will receive a lump-sum payment equal to two times his or her average annualized compensation (salary and non-equity incentive paid) over the five years prior to his or her termination of employment, or their actual number of years of service, if less. The agreements further provide that, if the lump-sum payment, when added to all other amounts or benefits provided to or on behalf of Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, Ms. McDonald, and Ms. Covelens in connection with their termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax. The determination of any reduction in the lump-sum payments pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table shows the potential payments and benefits payable to each of the named executive officers upon a separation of employment under terms of his employment agreement and the terms of any applicable benefit plans, assuming the event giving rise to such termination occurred on December 31, 2025.

				Before Change in Control		After Change in Control
		Termination for Death or Disability	Involuntary Termination for Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason
David W. Freeman	Severance (1)	$—	$—	$675,000	$675,000	$1,350,000	$1,350,000
	Welfare continuation (2)	—	—	29,705	29,705	59,411	59,411
	Option vesting (3)	—	—	—	—	—	—
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$704,705	$704,705	$1,409,411	$1,409,411
Jeff Lehocky	Severance (1)	$—	$—	$—	$—	$714,482	$714,482
	Option vesting (3)	—	—	—	—	36,710	36,710
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$751,192	$751,192
Scott G. Orzehoski	Severance (1)	$—	$—	$—	$—	$672,058	$672,058
	Option vesting (3)	—	—	—	—	45,555	45,555
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$717,613	$717,613
Christopher T. Cattie	Severance (1)	$—	$—	$—	$—	$563,998	$563,998
	Option vesting (3)	—	—	—	—	45,555	45,555
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$609,553	$609,553
Christina S. McDonald	Severance (1)	$—	$—	$—	$—	$438,205	$438,205
	Option vesting (3)	—	—	—	—	37,365	37,365
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$475,570	$475,570
Courtney L. Covelens	Severance (1)	$—	$—	$—	$—	$399,856	$399,856
	Option vesting (3)	—	—	—	—	45,555	45,555
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$445,411	$445,411

(1) For a description of the severance and welfare continuation payment calculation, and time and form of such payments, see “Employment and Change in Control Agreements.”

(2) Assumes no increase in the cost of welfare benefits.

(3) Options vest immediately upon a change in control; amount represents the intrinsic value of the options.

CHIEF EXECUTIVE OFFICER – PAY RATIO DISCLOSURE

The 2025 annual total compensation of QNB’s President and CEO to the median of the annual total compensation of all employees (other than the CEO) is 7 to 1.

•
For pay ratio disclosure included in the 2026 proxy statement, we prepared a database including the total gross amount of salary, wages, and other compensation (which, depending on the individual, could include items such as holiday and other paid time off, overtime pay, shift differentials), as reflected in our payroll records for 2025, for our entire workforce (other than the CEO) as of December 31, 2025. We eliminated employees who were terminated within 90 days of hire date during 2025. We calculated the median gross pay (as described in the first bullet above) of the remaining employees. We selected the employee at the midpoint of the data set.
•
The median employee annual total compensation for the year ended December 31, 2025 was $67,525.
•
The annual total compensation of our CEO, Mr. Freeman, for the year ended December 31, 2025 was $925,022, as reflected in the “total” column of the Summary Compensation Table included in this proxy statement.

PAY VERSUS PERFORMANCE INFORMATION

In August 2022, the SEC adopted final rules to implement Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The following information about the relationship between executive compensation actually paid and certain financial performance of QNB is provided pursuant to Item 402(v) of SEC Regulation S-K.

Year	Summary compensation table total for Principal Executive Officer ("PEO") (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO named executive officers ("NEOs") (3)	Average compensation actually paid to NEOs (4)	Value of initial fixed $100 investment based on total shareholder return ("TSR") (5)	Net income (in thousands) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$925,072	$925,072	$452,262	$423,731	$149.83	$14,090
2024	764,667	764,667	350,715	341,477	140.07	11,448
2023	691,882	691,882	316,723	306,607	104.33	9,483

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Freeman (Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Freeman, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Freeman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Freeman’s total compensation for each year to determine the compensation actually paid:

Year	Reported summary compensation table total for PEO	Reported value of equity awards (a)	Equity award adjustments (b)	Compensation actually paid to PEO
2025	$925,072	$—	$—	$925,072
2024	764,667	—	—	764,667
2023	691,882	-	—	691,882

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year. There were no equity awards in 2023, 2024 and 2025 for the PEO.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) an amount equal to the change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, an amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s NEOs as a group (excluding Mr. Freeman) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Freeman) included for purposes of calculating the average amounts in each applicable year are as follows for 2025, 2024, and 2023 include Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, Ms. McDonald, and Ms. Covelens.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Freeman), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Freeman) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Freeman) for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Year	Average reported summary compensation table total for NEOs	Average reported value of equity awards (a)	Average equity award adjustments (b)	Average compensation actually paid to NEOs
2025	$452,262	$28,531	$—	$423,731
2024	350,715	9,238	—	341,477
2023	316,723	10,116	—	306,607

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of cash dividends for the measurement period and the difference between QNB’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid and Cumulative TSR

The graph below illustrates the trend in “compensation actually paid” over the last three years to our TSR performance. This illustrates that from 2023 to 2025; our compensation moved in alignment with our TSR performance, increasing in 2024 and 2025.

Compensation Actually Paid and Net Income

The graphs below illustrate the trend in “compensation actually paid” over the last three years relative to our GAAP Net Income. This illustrates that from 2023 to 2025; our compensation moved in alignment with our GAAP Net Income increasing in 2024 and 2025.

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, below is a list of the most important financial measures used by the Compensation Committee to link executive compensation to performance for the 2025 performance year:

•
Return on Average Equity
•
Earnings Per Share Growth
•
Return on Average Equity versus Peer Group

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

The following table sets forth compensation earned by non-employee directors for the year ended December 31, 2025. Each director of QNB is also a member of the Bank’s Board of Directors.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	Total
Name	($)	($)	($)	($)	($)	($)
Autumn R. Bayles	$39,950	$13,570	$—	$—	$—	$53,520
Laurie Bergman	34,950	13,570	—	—	—	48,520
Randy S. Bimes	96,600	13,570	—	—	—	110,170
Kenneth F. Brown, Jr.	55,500	13,570	—	—	—	69,070
Gerald E. Groski	49,500	13,570	—	—	—	63,070
Jennifer L. Mann	51,100	13,570	—	—	—	64,670
Ranajoy Ray-Chaudhuri	39,100	13,570	—	—	—	52,670
Randall Stauffer	38,950	13,570	—	—	—	52,520
Scott R. Stevenson	42,250	13,570	—	—	—	55,820

During 2026, directors, except for Mr. Freeman, will receive an annual retainer of $20,000. The Chairman of the Board will receive an annual retainer of $33,000. In addition, each director will receive a fee of $950 for each Board meeting attended plus $1,200 if all 12 meetings are attended. Directors are not reimbursed for travel to or from Board meetings. Members of the committees of the Board of Directors will receive $500 for each committee meeting attended. The Chairperson of the Audit Committee receives additional compensation of $3,400. In addition, the Chairperson of the Compensation and the Nominating Committees receives additional compensation of $2,500.

Joseph W. Major and Kevin L. Johnson were appointed to the Boards of Directors of QNB and the Bank in connection with the merger, on April 1, 2026, of Victory Bancorp, Inc. and Victory Bank with and into QNB and the Bank, respectively. Commencing April 1, 2026, Mr. Major and Mr. Johnson will receive the same compensation as payable to other independent directors of QNB and the Bank described above. In addition, as previously disclosed in connection with the merger, Mr. Major executed a Consulting and Noncompetition Agreement, dated as of the merger closing date, pursuant to which, for a period of 24 months from closing, Mr. Major will provide certain consulting services relating to customer and employee transition and will be subject to a two-year noncompete and nonsolictation covenant, in exchange for a lump-sum payment of $666,235 made on April 1, 2026 and reimbursement of reasonable out-of-pocket expenses incurred in connection with the consulting services.

PROPOSAL 2

TO APPROVE AND ADOPT

2026 EMPLOYEE STOCK PURCHASE PLAN

QNB is requesting that shareholders approve the QNB Corp. 2026 Employee Stock Purchase Plan (the “Purchase Plan”). The following summary of major features of the Purchase Plan is subject to the specific provisions in the full text of the Purchase Plan set forth as Exhibit “A” to this Proxy Statement.

The Purchase Plan will permit participants to purchase shares of the Corporation’s common stock directly from the Corporation from authorized but previously unissued shares or shares held in the treasury. The Corporation will use the proceeds it receives from the sale of the common stock pursuant to the Purchase Plan for general corporate purposes. It is the Corporation’s intention that the Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Purchase Plan replaces the 2016 Employee Stock Purchase Plan, which will expire by its terms on May 31, 2026.

Purpose of the Purchase Plan

The purpose of the Purchase Plan is to provide an incentive for eligible employees to remain in the employ of the Corporation and to devote their best efforts to its success by affording such employees an opportunity to acquire the Corporation’s common stock in a convenient and advantageous manner and to maintain a proprietary interest in the Corporation. The Corporation believes that employees who participate in the Purchase Plan will have a closer identification with the Corporation by virtue of their ability, as shareholders, to participate in the Corporation’s growth and earnings.

Key Terms

The Purchase Plan is designed to meet the requirements of Code Sections 421 and 423 and to reflect prevailing corporate governance and compensation best practices. The following is a summary of the key provisions of the Purchase Plan:

Plan Initial Offering:	June 1, 2026.

Plan Term:

Unless terminated earlier by the Corporation’s Board of Directors, the Purchase Plan will remain in effect until the earlier of the date in which all shares of common stock reserved thereunder have been purchased or May 31, 2031.

Eligible Participants:

Any person, including a Corporation officer, who is an employee of the Corporation for tax purposes and who is customarily employed for at least 20 hours per week and has been continuously employed by the Corporation for at least one year preceding the offering date.

Shares Authorized:	50,000 shares of the Corporation’s common stock, par value $0.625 per share, subject to adjustment at the discretion of the Board of Directors upon changes in the Corporation’s capitalization.

Shares Authorized as a Percent of Outstanding Common Stock:	Less than 1% of shares outstanding on April 10, 2026.

Purchase Price:	At least 90% of the fair market value of the Corporation’s common stock on the offering date but in any event in accordance with Code Section 423.

Share Limits Per Person:	Shares having a fair market value of $25,000 per employee per calendar year.

Eligibility

Any employee, who, on the offering date, has at least one year of continuous service with the Corporation or a subsidiary of the Corporation, and customarily works at least 20 hours per week is eligible to participate in the Purchase Plan. Non-employee directors of the Corporation are ineligible to participate in the Purchase Plan.

Administration of the Purchase Plan

The Chief Financial Officer administers the Purchase Plan except where the Purchase Plan specifically reserves the determination of matters to the Board of Directors. The Chief Financial Officer has the authority to make final and binding decisions, determinations of all questions of, and interpretations with respect to, the operation of the Purchase Plan. However, if the CFO wholly or partially denies a claim for benefits under the Purchase Plan, the claimant may request the committee of officers appointed by the Board of Directors (the “Committee”) to review the denial of the claim.

Participation in the Purchase Plan

The Board of Directors will, from time to time in its discretion, make offerings to eligible employees to purchase the Corporation’s common stock under the Purchase Plan. The terms and conditions for each such offering shall specify the offering date, the offering price, the offering period and the number of shares of common stock that may be purchased under the offering. It is anticipated, but not required, that additional offering periods of six months each will be made under the Purchase Plan commencing on December 1 and June 1 of each year during the term of the Purchase Plan. The Chief Financial officer will give notice to eligible employees of each offering and the terms and conditions for each offering. Each eligible employee who desires to accept all or any part of the option to purchase shares of common stock under an offering shall signify his or her election to do so by authorizing the corporation, in the form and manner prescribed by the CFO, to make payroll deductions pursuant to the Plan.

Purchasing Stock

A participant may designate that the Corporation use payroll deductions to purchase stock at a rate that is at least 1% and that does not exceed 5% of such participant’s compensation which rate the Board of Directors may change from time to time). Such election and authorization must be made at least 15 days prior to an offering period and shall continue in effect unless and until such participant changes his or her payroll deductions or terminates his or her employment with the Corporation. The price of each share of common stock purchased under the Purchase Plan will be equal to its fair market value as of the end of such offering period less any discount set by the Committee. The Committee has set the discount at 10%, subject to the Committee’s discretion to change the discount from time to time in accordance with the Plan. The Purchase Plan defines “fair market value” as follows: (a) if the common stock is traded on a national securities exchange, the closing price on the applicable day, or if the common stock did not trade on such day, the closing price on the most recent preceding day on which there was a trade; (b) if the common stock is quoted on an automated quotation system, the closing price on the applicable day, or if the common stock did not trade on such day, the mean between the closing bid and asked prices on such day; or (c) in all other cases, the “fair market value” as determined by the Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Code Section 409A). The number of shares purchased is determined by dividing the payroll deductions for the payroll period by the price paid by the participant.

Limitations

If the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, combination or reclassification of the Corporation’s common stock or similar event affecting the common stock, the Board will appropriately adjust the number of shares available under the Purchase Plan.

The Purchase Plan does not permit a participant to purchase common stock with a fair market value in excess of $25,000 in any one calendar year. These limitations are to ensure, in part, that the Purchase Plan complies with Code requirements.

A participant does not have the rights of a shareholder until the participant actually purchases the shares of stock. A participant may not transfer the right to purchase stock under the Purchase Plan.

Withdrawing from the Purchase Plan

A participant may stop participating in the Purchase Plan at any time by providing notice in the form specified by the CFO. A participant may, at any time, elect to withdraw part or all of the shares of Common Stock, except fractional shares, held in his or her account. Thereafter, a certificate for the number of whole shares which such participant has elected to withdraw shall be issued to him or her. No certificate for fractional shares will be issued, and the value of any fractional shares shall be paid in cash. If a participant terminates employment at the Corporation at any time, participation in the Purchase Plan automatically terminates.

Termination and Amendments

The Board has the power to amend or terminate the Purchase Plan at any time, except that the Board may not, without first obtaining shareholder approval, increase the maximum number of shares reserved under the Purchase Plan other than as otherwise provided in the Purchase Plan, reduce the price at which shares subject to options granted under the Purchase Plan may be purchased, change the definition of subsidiaries eligible to participate in the Purchase Plan, or otherwise materially increase the benefits provided in the Purchase Plan. Unless the Purchase Plan is previously terminated by the Board, it will terminate on May 31, 2031.

Certain Federal Income Tax Consequences of the Purchase Plan

The following summarizes the federal income tax consequences of an employee’s participation in the Purchase Plan. This summary does not address federal employment taxes, state and local income taxes, and other taxes that may be applicable and is not intended to be a complete description of the tax consequences of participation in the Purchase Plan.

The Corporation intends that the Purchase Plan qualify as an “employee stock purchase plan” within the meaning of Code Section 423. As such, a participant will not recognize taxable income upon enrollment in the Purchase Plan or purchasing shares. In general, a participant recognizes taxable income in the year in which the shares of stock purchased under the Purchase Plan is sold or otherwise disposed of (including by gift).

Qualifying Dispositions. If a participant does not dispose of shares acquired pursuant to the Purchase Plan until at least two years have passed from the beginning of the month in which the participant acquired such shares (a “qualifying disposition”), the participant will have ordinary income in the year of the qualifying disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the start of the option period exceeds the purchase price paid for such shares or (ii) 10% of the fair market value of the shares on the start of the option period in which the shares were acquired. The amount of ordinary income will be added to the basis of the stock and any additional gain recognized upon the qualifying disposition will be a long-term capital gain. If the fair market value on the date of the qualifying disposition is less than the purchase price paid for the shares, there will be no ordinary income and any loss will be a long-term capital loss.

Disqualifying Dispositions. If a participant disposes of shares acquired pursuant to the Purchase Plan at any time within two years from the start of the option period in which the participant acquired such shares (a “disqualifying disposition”), the participant will have ordinary income in the year of the disqualifying disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price. The amount of the ordinary income will be added to the basis of the stock, and any resulting gain or loss upon the disposition will be a capital gain or loss. The capital gain or loss will be long-term if the participant holds the stock for more than one year.

When a participant disposes of shares acquired under the Purchase Plan in a disqualifying disposition, the Corporation may take a deduction for federal income tax purposes in an amount equal to the ordinary income the participant recognizes in the disposition. The Corporation is not entitled to any other deductions if shares are disposed of in a qualifying disposition. Participants may be limited in their ability to take capital losses that they may incur. Maximum tax rates applicable to capital gains vary, so treatment of any particular participant’s capital gains will also vary.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2025.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
	(a)	(b)	(c)
Equity compensation plans approved by the Corporation's shareholders:
2025 Equity Incentive Plan	50,000	$38.00	450,000
2021 Employee stock purchase plan			3,319	(1)
Equity compensation plans not approved by the Corporation's shareholders:
None	—	—	—
Total	50,000	$38.00	453,319

(1) The 2021 Employee stock purchase plan expires in accordance with its terms on May 31, 2026.

New Plan Benefits

It is not possible to determine the number of shares of stock that any particular individual, including any of the named executive officers, will purchase under the Purchase Plan in the future.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE 2026 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Independent Registered Public Accounting Firm

Our Board’s Audit Committee is comprised entirely of directors who are independent pursuant to the rules adopted by the Securities and Exchange Commission (SEC) and the corporate governance standards promulgated by the Nasdaq Stock Market. Among other things, the Board has determined that each member has a general understanding of finance and accounting practices. The Board made these determinations in its business judgment, based on its interpretation of the Nasdaq Stock Market’s requirements for audit committee members.

Under the Audit Committee’s charter, the Committee is responsible for selecting QNB’s independent registered public accounting firm. The Committee evaluates and monitors the auditors’ qualifications, performance and independence. You can learn more about the Committee’s responsibilities with respect to the independent registered public accounting firm in the Committee’s charter, which can be found on QNB's INVESTOR RELATIONS website at at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

Based on the recommendation of the Audit Committee, the Board unanimously recommends that shareholders vote to ratify the Audit Committee’s selection of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2026.

Representatives of Baker Tilly US, LLP will be available at the Annual Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions presented at the Annual Meeting.

Voting Requirements

The affirmative vote of a majority of the votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

In the event that the shareholders do not ratify the selection of Baker Tilly US, LLP, the selection of QNB’s independent registered public accounting firm will be reconsidered by the Audit Committee. The Committee will be under no obligation, however, to select a new independent registered public accounting firm. If the Committee does select a new independent registered public accounting firm for 2026, we will not seek shareholder ratification of the new independent registered public accounting firm selected by the Committee.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS QNB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

QNB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer, or any 5% shareholder, of QNB or the Bank, or any associate of the foregoing persons, except as disclosed below. QNB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of QNB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other Bank customers. The Bank makes loans to its officers and directors, as well as their immediate families and companies, in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and these loans did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, April 1, 2026, to the above-described group was $27,049,606.

On April 3, 2026, the Bank entered into a lease agreement with a company owned and controlled by Director Gerald E. Gorski relating to approximately 10,000 square feet of a building located adjacent to the Bank’s Quakertown headquarters. The lease is for a ten-year term ending in June 2036, unless renewed or terminated earlier in accordance with the terms of the lease. Annual lease payments will aggregate approximately $324,000 in the first year of the lease and increase in specified amounts annually during the term of the lease to approximately $442,000 in the final year of the lease. [The lease was approved by the Bank’s Board of Directors without the participation of Director Gorski based, in part, on an appraisal obtained from an independent third-party real estate appraisal firm.]

SHAREHOLDER COMMUNICATIONS

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Bona fide written communications received by QNB from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. Any written communication should be mailed to the CEO at QNB’s offices at P.O. Box 9005, Quakertown, PA 18951.

NOMINATIONS AND SHAREHOLDER PROPOSALS

If you wish to include a proposal in the Proxy Statement for the 2027 Annual Meeting of Shareholders under applicable SEC rules, your written proposal must be received by QNB no later than December 31, 2026. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC. Shareholder proposals may be mailed to the Secretary of QNB, QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005.

In accordance with QNB’s bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials under applicable SEC rules, must comply with the procedures specified in the bylaws, including providing notice in writing, delivered or mailed to the attention of the Chairman of the Board of Directors at the address set forth above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. In accordance with QNB’s bylaws, nominations of individuals for election to the Board of Directors may be made by a shareholder if made in writing and delivered or mailed to the attention of the Chairman of the Board of Directors at the address set forth above not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the annual meeting of shareholders in 2027 is held within thirty days before or after June 9, 2027, the period for notices of proposals by shareholders of matters for consideration at the 2027 annual meeting or for the nomination of individuals for election to the Board of Directors at the 2027 annual meeting will begin on February 9, 2027 and will end on March 11, 2027. Notices of proposals by shareholders of matters for consideration at the annual meeting of shareholders or for the nomination of individuals for election to the Board of Directors must include the information specified in the bylaws. Notice of proposals or nominations not made in accordance with the Bylaws, including the foregoing, may be disregarded by the Chairman at the annual meeting. In addition to satisfying the bylaw requirements described above, under SEC Rule 14a-19, any shareholder proposing to solicit proxies in support of director nominees other than the nominees of QNB’s Board of Directors must provide a notice containing the information contained in SEC Rule 14a-19 no later than April 10, 2027, assuming the 2027 annual meeting date is within thirty days before or after June 9, 2027.

The rules of the SEC provide that, if QNB does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then QNB will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting. The deadline for these proposals for the year 2027 annual meeting is March 16, 2027. If a shareholder gives notice of such a proposal after this deadline, QNB’s proxy holders will be allowed to use their discretionary authority to vote against the shareholder proposal when and if the proposal is raised at our 2027 Annual Meeting.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than those matters described in the proxy statement and the accompanying notice of annual meeting. However, if any other matters should properly come before the annual meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies or the recommendation of the Board of Directors.

If there are not sufficient votes for approval of any of the matters to be acted upon at the annual meeting, the annual meeting may be adjourned to permit the further solicitation of proxies.

MISCELLANEOUS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the QNB’s Proxy Statement may have been sent to multiple shareholders in your household. QNB will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: Mary Beth Liddle at QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005, telephone (215) 538-5600. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

UPON REQUEST OF ANY SHAREHOLDER, A COPY OF QNB’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13a-1 UNDER THE EXCHANGE ACT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO QNB’S SECRETARY AT QNB CORP., P.O. BOX 9005, QUAKERTOWN, PA 18951-9005.

APPENDIX A

QNB CORP.

2026 EMPLOYEE STOCK PURCHASE PLAN

1.
PURPOSE. The purpose of the QNB Corp. 2026 Employee Stock Purchase Plan is to provide an incentive for Eligible Employees to remain in the employ of the Corporation and to devote their best efforts to its success by affording such employees an opportunity to acquire the Corporation’s Common Stock in a convenient and advantageous manner and to maintain a proprietary interest in the Corporation. The Plan is intended to be an “Employee Stock Purchase Plan”, pursuant to Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.
DEFINITIONS. Whenever used in the Plan:
2.1.
“Alternative Offering Price” means 90% of the Fair Market Value of Common Stock on the last day of the Offering Period (November 30 or May 31) next following the beginning of the Offering Period.

2.2.
“Beneficiary” means the person designated by an Eligible Employee, in accordance with Section 11(e), to make the elections prescribed in Section 11(d) in the event of such Eligible Employee’s death.

2.3.
“Board” means the Board of Directors of QNB Corp.

2.4.
“Code” means the Internal Revenue Code of 1986, as amended.

2.5.
“Committee” means the Committee of officers appointed by the Corporation’s Board of Directors. The initial members of the Committee shall be David W. Freeman, President and Chief Executive Officer, Jeffrey Lehocky, Chief Financial Officer, and Suzanne Weisberg, Corporate Secretary.

2.6.
“Common Stock” means the Common Stock, par value $.625 per share, of the Corporation, adjusted in accordance with Section 17 of the Plan.

2.7.
“Compensation” means the Eligible Employee’s wages, salaries, fees for professional services and other amounts received for professional services actually rendered in the course of employment with the Corporation to the extent that the amounts are includible in gross income (including but not limited to, commissions paid to salesmen, compensation for services on the basis of percentage of the profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a non-accountable plan (as described in Treasury Regulation 1.62-2(c)) for a Plan Year.

2.8.
“Corporation” means QNB Corp. and such of its Subsidiaries existing as of the effective date of the adoption of the Plan, or thereafter acquired, as may be designated from time to time by the Board.

2.9.
“Disability” means total disability as defined in the long-term disability plan of the Corporation.

2.10.
“Eligible Employee” means any person, including a Corporation officer, who is an employee of the Corporation for tax purposes and who is customarily employed for at least twenty (20) hours per week and has been continuously employed by the Corporation for at least one year preceding the Offering Date. Notwithstanding the foregoing, an employee shall be deemed to be continuously employment in the case of (i) a bona fide leave of absence (including sick leave, military leave, or any other bona fide leave of absence approved by the Plan Administrator), provided that such leave is for a period of not more than three months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (ii) transfers between locations of the Corporation or between the Corporation and its Subsidiaries.

2.11.
“Fair Market Value” means, with respect to a share of Common Stock on any relevant day, (a) if such Common Stock is traded on a national securities exchange, the closing price on such day, or if the Common Stock did not trade on such day, the closing price on the most recent preceding day on which there was a trade, (b) if such Common Stock is quoted on an automated quotation system, the closing price on such day, or if the Common Stock did not trade on such day, the mean between the closing bid and asked prices on such day, or (c) in all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Code Section 409A).

Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an option shall be inconsistent with Section 423 of the Code or regulations thereunder.
2.12.
“Offering Date” means each June 1 or December 1 during the term of the Plan, the days designated by the Board for any offering made under the Plan.

2.13.
“Offering Period” means the period of six (6) months for each offering made under the Plan commencing on each Offering Date, during which payroll deductions shall be made from the Compensation of Eligible Employees granted an option under the offering.

2.14.
“Offering Price” means the percentage, which must be at least 90%, as the Committee may determine in its discretion from time to time, of the Fair Market Value of Common Stock on an Offering Date (June 1 or December 1) of each year during the term of the Plan.

2.15.
“Plan” means the QNB Corp. 2026 Employee Stock Purchase Plan, as amended from time to time.

2.16.
“Plan Administrator” means the person or entity appointed by the Board to administer the Plan in accordance with Section 3.

2.17.
“Retirement” means retirement under the QNB Bank Retirement Savings Plan or any applicable pension plan of a Subsidiary.

2.18.
“Subsidiary” means a domestic or foreign subsidiary corporation of QNB Corp., of which not less than 50% of the voting shares are held by the Corporation or by a Subsidiary, whether or not such Corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

3.
ADMINISTRATION.
3.1.
The Chief Financial Officer shall serve as Plan Administrator. Except where the Plan specifically reserves the determination of matters to the Board, the Plan shall be administered by the Plan Administrator. In addition to the Plan Administrator’s duties with respect to the Plan stated elsewhere in the Plan, the Plan Administrator shall have full authority, consistently with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as are deemed desirable and to make all other determinations necessary or desirable for the administration of the Plan. Except as provided in paragraph (b), all decisions, determinations and interpretations of the Plan Administrator shall be binding upon all persons participating in the Plan.

3.2.
If a claim for benefits under the Plan is wholly or partially denied by the Plan Administrator, the claimant may request the Committee to review the denial of his or her claim. The Committee shall make a decision and furnish such decision to the claimant and the Plan Administrator within a reasonable period of time after the request for review is made. All decisions of the Committee shall be final and binding upon all persons participating in the Plan.

3.3.
It is intended that the Plan shall constitute an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Code. The Plan Administrator shall administer the Plan in such a manner as to carry out this intention.

4.
SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock that may be purchased pursuant to options granted under the Plan is 50,000 shares, subject to adjustment pursuant to Section 17. All options granted pursuant to the Plan shall be subject to the same rights and privileges. The shares of Common Stock delivered by the Corporation pursuant to the Plan may be previously issued shares reacquired by the Corporation or authorized but unissued shares. If any option expires or terminates for any reason without having been exercised in full, the shares covered by the unexercised portion of such option shall again be available for options within the limit specified above.

5.
OFFERINGS. Subject to the provisions of the Plan, the Board shall from time to time in its discretion make offerings to Eligible Employees to purchase Common Stock under the Plan. The terms and conditions for each such offering shall specify the Offering Date, the Offering Price, the Offering Period and the number of shares of Common Stock that may be purchased under the offering. It is anticipated, but not required, that additional Offering Periods of six months each will be made under the Plan commencing on December 1 and June 1 of each year during the term of the Plan. The initial offering will commence on June 1, 2026.

6.
NUMBER OF SHARES EMPLOYEE MAYPURCHASE.
6.1.
Pursuant to any offering made under the Plan, and subject to the provisions of the Plan, no Eligible Employee may be granted an option to purchase shares of Common Stock under the Plan that would permit him or her to purchase shares of Common Stock that exceed $25,000 of Fair Market Value of such stock (determined at the time such option was granted) for each calendar year for which such option was outstanding. The Board may change from time to time the total dollar limit of shares that may be purchased by an Eligible Employee for each calendar year for which such option was outstanding, but not to exceed the limitations contained in Section 423 of the Code.

6.2.
No Eligible Employee may be granted an option to purchase shares of Common Stock under the Plan if such Eligible Employee, immediately after the option is granted, would own stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Corporation or its Subsidiaries. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the Eligible Employee may purchase under outstanding stock options shall be treated as stock owned by such Eligible Employee.

6.3.
The number of shares of Common Stock which an Eligible Employee may purchase in an offering under the Plan may be reduced if the offering is over-subscribed. No option granted under the Plan shall permit a Eligible Employee to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Eligible Employees in such offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular purchase date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Corporation shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

7.
METHOD OF PARTICIPATION.
7.1.
The Plan Administrator shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to the Plan and the terms and conditions for each offering.

7.2.
Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so by authorizing the Corporation, in the form and manner prescribed by the Plan Administrator, to make payroll deductions in any whole percentage of Compensation of at least 1 percent (1%) and not more than 5 percent (5%). Such election and authorization must be made at least 15 days prior to an Offering Period and shall continue in effect unless and until such Eligible Employee changes his or her payroll deductions or terminates his or her employment with the Corporation, as provided in Section 8 and 11 respectively.

7.3.
The Board may change from time to time the minimum and maximum percentage limits of payroll deductions set forth in Section 7(b) of the Plan.

8.
PAYROLL DEDUCTIONS.
8.1.
The percentage of Compensation elected by each Eligible Employee for the purchase of shares of Common Stock covered by the option granted to such Eligible Employee in any offering shall be deducted during the Offering Period specified in the offering through regular payroll deductions, and shall be credited to an account maintained in his or her name. The percentage of Compensation so deducted may not be increased or decreased by the Eligible Employee at any time during the Offering Period except as provided in Sections 7(b) and 8(b) of the Plan. No interest shall accrue on or be payable with respect to the payroll deductions by each Eligible Employee of the Plan.

8.2.
To the extent necessary to comply with the provisions of Section 423(b) of the Code, at any time during the Offering Period for any offering, an Eligible Employee granted an option to purchase shares of Common Stock under such offering may direct the Corporation to suspend further payroll deductions with respect to such option, in which case all payroll deductions with respect to such option shall cease as soon as administratively practical. In that event, any amounts already credited to his or her account during the Offering Period in which such suspension occurs shall be retained by the Corporation until the end of such Offering Period, at which time such amounts shall be used to purchase shares under the option in accordance with Section 9. An Eligible Employee who has suspended further payroll deductions may direct the Corporation to reinstate deductions at the next

Offering Period. An Eligible Employee’s election to suspend payroll deductions, or to reinstate deductions, shall be made by the filing of a notice with the Plan Administrator in the form and manner and within the time period prescribed by the Plan Administrator, and such changes shall be effective as soon as administratively practical.

9.
EXERCISE OF OPTIONS ANDPURCHASE OF SHARES.
9.1.
Unless an Eligible Employee granted an option under any offering has subsequently suspended payroll deductions pursuant to Section 8, such option shall be deemed to have been exercised as of the last day of the Offering Period for such offering and shall become on such date an irrevocable obligation to purchase Common Stock in accordance with the provisions of the Plan. The number of shares of Common Stock purchased each Offering Period by each such Eligible Employee shall be determined by dividing (i) the amount (including all payroll deductions) accumulated in his or her account during such Offering Period by (ii) the lower of the Offering Price or the Alternative Offering Price, but in no event shall the aggregate number of shares purchased in any Offering Period exceed the maximum number of shares such Eligible Employee was entitled to purchase pursuant to the limitations provided in Section 6. The shares of Common Stock purchased by each such Eligible Employee pursuant to this Section 9 shall be credited to such Eligible Employee’s account, and shall be held in such account until withdrawn, distributed or sold pursuant to Section 10, 11 or 19, whichever is applicable. Any dividends paid by the Corporation on shares credited to an Eligible Employee’s account shall be paid in cash directly to the Eligible Employee.

9.2.
If, with respect to any offering made under the Plan, the Eligible Employees participating in the offering become entitled at the end of the Offering Period to purchase more than the aggregate number of shares of Common Stock specified by the Board as available under the offering, number of shares of Common Stock purchased by each Eligible Employee shall be reduced proportionately so that the maximum number of available shares for the offering is not exceeded, and any amounts remaining in the accounts of Eligible Employees shall be refunded to each as soon as practicable thereafter.

10.
WITHDRAWAL OF SHARES.
10.1.
An Eligible Employee may, at any time, elect to withdraw part or all of the shares of Common Stock, except fractional shares, held in his or her account pursuant to Section 9. As soon as practicable thereafter, a certificate for the number of whole shares which such Eligible Employee has elected to withdraw shall be issued to him or her. No certificate for fractional shares shall be issued and the value of any such fractional shares, as determined by the Plan Custodian, shall be paid in cash.

(b) An Eligible Employee’s election to withdraw shares of Common Stock pursuant to paragraph (a) shall be made by the filing of a notice with the Plan Administrator in the form and manner prescribed by the Plan Administrator.

11.
RIGHTS UPON DEATH OR OTHER TERMINATION OF EMPLOYMENT.
11.1.
If the employment of an Eligible Employee granted an option to purchase shares of Common Stock under any offering terminates during the Offering Period for such offering because of (i) death, (ii) Disability, or (iii) Retirement within three months of the end of the Offering Period, the Eligible Employee or, if applicable, such Eligible Employee’s Beneficiary or estate representative, may elect to (i) cancel the option, in which event the Corporation shall distribute the balance in such Eligible Employee’s account as soon as practicable thereafter, or (ii) exercise the semi-annual installment of the option for the Offering Period during which such termination of employment occurs, in which event any amounts already credited to such Eligible Employee’s account during such Offering Period shall be retained by the Corporation until the end of such

Offering Period, at which time such amounts shall be used to purchase shares under the option in accordance with Section 9, and as soon as practicable thereafter the Corporation shall distribute the balance of such account.

11.2.
If the employment of an Eligible Employee granted an option under any offering terminates for any reason other than death, Disability or Retirement within three month of the end of the Offering Period, the Corporation shall distribute such Eligible Employee’s account as soon as practicable thereafter.

11.3.
If shares of Common Stock represent any portion of the balance in an Eligible Employee’s account which is required to be distributed pursuant to paragraph (a) or (b) of this section, the Eligible Employee or, if applicable, such Eligible Employee’s Beneficiary or estate representative, may elect to receive a distribution of such shares, in which event a certificate for such shares shall be issued, provided that no certificate for fractional shares shall be issued and the value of any remaining amounts, as determined by the Plan Custodian, shall be distributed in cash.

11.4.
An election pursuant to paragraph (a) or (c) of this section shall be made by the filing of a notice with the Plan Administrator in the form and manner and within the time period prescribed by the Plan Administrator. If no such notice is filed within the time period prescribed by the Plan Administrator, (i) in the case of the election provided in paragraph (a), the Corporation shall treat the option as canceled in accordance with subdivision (i) of that paragraph, and (ii) in the case of the election provided in paragraph (c), the Plan Custodian shall distribute certificates for the shares in accordance with that paragraph.

11.5.
Each Eligible Employee may designate a Beneficiary, in the form and manner prescribed by the Plan Administrator, to make the elections prescribed in paragraph (d) of the section in the event of such Eligible Employee’s death. Such Beneficiary designation may be changed by the Eligible Employee at any time. If there is no valid Beneficiary designation at the time of the Eligible Employee’s death (because the designated Beneficiary predeceased the Eligible Employee for any other reason), the election shall be made by the executor or administrator who is the representative of the Eligible Employee’s estate.

12.
SHAREHOLDER RIGHTS. An Eligible Employee granted an option to purchase shares of Common Stock under the Plan shall not be entitled to any rights as a shareholder with respect to any shares covered by such option until such shares shall have been registered on the transfer books of QNB Corp. in the name of such person.

13.
RIGHTS NOT TRANSFERABLE. An Eligible Employee’s rights under the Plan are exercisable, during his or her lifetime, only by such employee and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer such rights shall be void and shall automatically cause the option held by the Eligible Employee to be terminated. In such event, any cash remaining in the account of such Eligible Employee shall be refunded to him or her.

14.
NOTICE OF PREMATURE DISPOSITION. If within two years after the date of grant of an option to an Eligible Employee under the Plan or within one year after the transfer of shares of Common Stock to such Eligible Employee on any exercise of the option, the Eligible Employee makes a disposition (as defined in Section 424(c) of the Code) of shares of such Common Stock, such Eligible Employee shall notify the Plan Administrator within 10 days after such disposition.

15.
USE OF PROCEEDS. The proceeds received by the Corporation from the sale by it of shares of Common Stock to persons exercising options pursuant to the Plan will be used for the general purposes of the Corporation.

16.
LAWS, REGULATIONS AND LISTINGS. All rights granted or to be granted to Eligible Employees under the Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for the Plan including without limitation, there being a current registration statement covering the offer of shares of Common Stock purchasable under options on the last day of the Offering Period applicable to such options. If a registration statement shall not then be effective, the term of such options and the Offering Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto, but in no event later than 27 months after the date such options were granted. In addition, all rights are subject to the due listing of such shares of Common Stock on any stock exchanges where the Common Stock is listed.

17.
ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If there is a change in the number or kind of outstanding shares of Common Stock of QNB Corp., by reason of a stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination or reclassification of the Common Stock, including any change in the number of shares of Common Stock in connection with a change of domicile of the Corporation, or any increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation, including the conversion of any convertible securities, appropriate adjustments shall be made by the Board to the number and kind of shares available for options, the Offering Price and Alternative Offering Price, and other relevant provisions, to the extent that the Board, in its sole discretion, determines that such change makes the adjustments necessary or equitable, which adjustments shall be final, binding and conclusive.

18.
NO EMPLOYMENT RIGHTS. Nothing in the Plan shall confer upon any employee of the Corporation any right to continued employment, or interfere with the right of the Corporation to terminate his or her employment at any time.

19.
TERMINATION; AMENDMENTS.
19.1.
The Board may, at any time, terminate the Plan. Unless the Plan shall previously have been terminated by the Board, it shall terminate on May 31, 2031. No option may be granted after such termination. Upon termination of the Plan, shares of Common Stock held in the accounts of Eligible Employees shall be issued to them, and cash, if any, remaining in such accounts shall be refunded to them, unless such shares and cash are transferred to a successor plan, if any, at the election of the Eligible Employee.

19.2.
The Board may, at any time or times, amend the Plan or amend any outstanding options or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.
19.3.
Except as provided in Section 17, no such amendment of the Plan shall, without the approval of the shareholders of QNB Corp. (which shall not occur more frequently than once every six months): (i) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan; (ii) reduce the price at which shares of Common Stock subject to options granted under the Plan may be purchased; (iii) change the definition of Subsidiaries eligible to participate in the Plan; or (iv) materially increase the benefits accruing to participants in the Plan.

19.4.
No termination or amendment of the Plan shall, without the consent of an Eligible Employee, adversely affect the Eligible Employee’s rights under any option previously granted under the Plan.

20.
NOTICES. All notices or other communications by a participant to the Corporation or to the Plan Administrator will be deemed to have been duly given when received in the manner and form specified by the Corporation or the Plan Administrator, whichever is applicable, at the location, or by the person, designated by the Corporation, or Plan Administrator, for the receipt thereof.

21.
EFFECTIVE DATE. The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted to the shareholders of QNB Corp. within 12 months of such adoption for approval in accordance with corporate law of the Commonwealth of Pennsylvania, and if not approved by such shareholders shall be of no force and effect.

QNB CORP.

VOTE

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You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 6:00 AM, Eastern Time, on June 9, 2026.

Online
Go to www.investorvote.com/QNBC or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote "FOR" all the nominees listed, and "FOR" Proposals 2 and 3.

Nominee	For	Withhold
01 - Laurie A. Bergman	☐	☐
02 - Randy S. Bimes	☐	☐
03 - Kenneth F. Brown, Jr.	☐	☐
04 - Randall E. Stauffer	☐	☐

Proposal	For	Against	Abstain
2. The approval of the 2026 Employee Stock Purchase Plan.	☐	☐	☐
3. To ratify the appointment of Baker Tilly US, LLP as QNB's independent registered public accounting firm for 2026.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

4 2 B V

04989C

2026 Annual Meeting of QNB Corp. Shareholders

Tuesday, June 9, 2026, 11:00 A.M. Eastern Time
The Centennial Catering & Conference Center
3350 Center Valley Parkway, Center Valley, PA 18034

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

QNB Corp.

Notice of 2026 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – June 9, 2026

Teresa Milazzo and Scott Orzehoski, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of QNB Corp. to be held on June 9, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees of the Board of Directors, FOR Proposal 2 (approval of the 2026 Employee Stock Purchase Plan), and FOR Proposal 3 (ratify the appointment of Baker Tilly US, LLP as QNB's independent registered public accounting firm for 2026).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.